UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22018

Nuveen Diversified Currency Opportunities Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Semi-Annual Report June 30, 2014

JGG

Nuveen Global Income Opportunities Fund

JGT

Nuveen Diversified Currency Opportunities Fund

Nuveen Investments to be acquired by TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund's investment adviser, Nuveen Fund Advisors, LLC ("NFAL") and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF's asset management business, and that its current leadership and key investment teams will stay in place.

Your fund investment will not change as a result of Nuveen's change of ownership. You will still own the same fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your fund's sub-adviser(s) will continue to manage your fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your fund's operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the funds and NFAL and the investment sub-advisory agreements between NFAL and each fund's sub-adviser(s).

New agreements will be presented to the funds' shareholders for approval (along with fund reorganizations described elsewhere in this report), and if approved, will take effect upon the consummation of Nuveen's transaction with TIAA-CREF or such later time as shareholder approval is obtained. Shareholder meetings for each fund will be held at 2:00 p.m., Central time, on Friday, October 31, 2014 at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606.

Table

of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Fund Leverage and Currency Investment Exposure	10
Share Information	11
Risk Considerations	14
Performance Overview and Holding Summaries	16
Portfolios of Investments	20
Statement of Assets and Liabilities	37
Statement of Operations	38
Statement of Changes in Net Assets	39
Statement of Cash Flows	40
Financial Highlights	42
Notes to Financial Statements	44
Additional Fund Information	59
Glossary of Terms Used in this Report	60
Reinvest Automatically, Easily and Conveniently	61
Annual Investment Agreement Approval Process	62

Nuveen Investments

Chairman's Letter

to Shareholders

Dear Shareholders,

After significant growth in 2013, domestic and international equity markets have been less compelling during the first part of 2014. Concerns about deflation, political uncertainty in many places and the potential for more fragile economies to impact other countries have produced uncertainty in the markets.

Europe is beginning to emerge slowly from the recession in mid-2013, with improved GDP and employment trends in some countries. However, Japan's deflationary headwinds have resurfaced; and China shows signs of slowing from credit distress combined with declines in manufacturing and exports. Most recently, tensions between Russia and Ukraine may continue to hold back stocks and support government bonds in the near term.

Despite these headwinds, there are some encouraging signs of forward momentum in the markets. In the U.S., the news is more positive with financial risks slowly receding, positive GDP trends, downward trending unemployment and stronger household finances and corporate spending.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
August 25, 2014

Nuveen Investments

Portfolio Managers'

Comments

Nuveen Global Income Opportunities Fund (JGG)
Nuveen Diversified Currency Opportunities Fund (JGT)

These Funds feature portfolio management by Nuveen Asset Management (NAM), LLC, an affiliate of Nuveen Investments, Inc. Steve S. Lee, CFA, and Timothy A. Palmer, CFA, manage these Funds.

Here they discuss their investment strategies and the performance of the Funds during the six-month reporting period ended June 30, 2014.

What key strategies were used to manage the Funds during this six-month reporting period ended June 30, 2014?

Both of the Funds continued to employ the same fundamental investment strategies and tactics used previously, although implementation of those strategies depended on the individual characteristics of the portfolios, as well as market conditions. The Funds' management team used a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments. Going into the reporting period, the Funds were generally positioned for an environment of continued moderate economic growth and improving financial conditions, a posture we remained committed to during the reporting period. Nonetheless, we made shifts on an ongoing basis that were geared toward improving each Fund's profile in response to changing conditions and valuations. These strategic moves are discussed in more detail later in this report.

JGG's investment objective of high current income and gains with a secondary objective of seeking capital preservation remained unchanged. JGG features a more traditional, multi-sector global bond strategy that invests primarily in sovereign, corporate and other types of debt from developed and emerging markets around the world. JGG intends to actively manage its country, currency, sector and interest rate exposures as market conditions change. JGG currently invests at least 80% of its managed assets in global debt securities including, but not limited to, global sovereign and government-related debt, domestic and foreign debt securities, U.S. government securities, residential and commercial mortgage-backed securities and asset-backed securities. JGG will invest primarily in securities rated investment grade at the time of purchase, from issuers in both developed and emerging market (EM) countries.

During the six-month reporting period, JGG's key sector themes continued to include our positioning in favor of credit sectors (both investment grade and high yield), EM dollar-denominated corporates and EM local-denominated debt, with an underweight to developed market government debt. We also maintained a defensive interest rate posture overall in the Fund, with a bias to take interest rate exposure in select emerging markets. From a currency perspective, our high level themes were to underweight the yen and euro in favor of selected smaller currencies and some emerging markets.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments

Portfolio Managers' Comments (continued)

During the period, we saw considerable opportunity to take advantage of market volatility and fundamental developments to make adjustments around these core themes. Earlier in the period, we made some asset class shifts to position the Fund to benefit from a recovery in emerging markets and a firming of global growth. We meaningfully increased the Fund's positions in foreign-denominated bonds, particularly in select EMs such as Mexico, South Africa, Poland, Brazil and Turkey. Many of these foreign markets remained attractively valued amid investor skepticism, despite improved fundamental conditions. Also, as the volatility of global currencies stabilized this year, we added to select EM currencies from countries where policymakers showed a willingness to improve competitiveness, promote structural reforms and enhance fiscal and monetary credibility. Within the corporate market, new issues and secondary market opportunities in individual credits proved fruitful as we repositioned based on relative values and took advantage of booking gains in some holdings. We reduced the Fund's investment-grade and high-yield weightings as some holdings hit target levels; these reductions were focused in European credit, which had outperformed significantly during the first few months of the reporting period. Overall, however, we retained the Fund's industry focus on financials as well as cyclically sensitive industries within the corporate segment. We actively managed the level of the Fund's global duration as well as the composition of interest rate risk by country, while remaining defensive throughout, ending the period at the lower end of our interest rate exposure range.

JGT seeks to provide the potential for an attractive level of current income and total return. The Fund offers actively managed diversified exposure to foreign currencies and short-term global yields by investing directly and indirectly in a portfolio of short-term international government securities denominated in unhedged, non-U.S. currencies. Indirect investments in international non-U.S. government securities are made by purchasing forward currency contracts and other derivative instruments that are collateralized by direct investments in U.S. cash equivalents, including U.S. government debt and agency paper. This strategy may create the economic effect of financial leverage. JGT also actively manages both long and short currency positions in multiple currencies.

Moderate global growth, low volatility and accommodative monetary policies supported high-yielding currencies throughout the period. However, underneath this positive backdrop, there were significant differences in the performance among currencies, driven by idiosyncratic, country-specific factors. Our core positions in Mexico, South Africa, Malaysia and Brazil remained intact, although position sizes were adjusted during the reporting period. Similarly, the Fund's core short position in the Japanese yen remained in place. We also maintained positions in higher yielding local debt, such as Brazil, as well as a significant positioning in high-yield corporate debt and international sovereign debt. Beyond these core positions, we actively repositioned the Fund's currency exposure, taking advantage of a carry-friendly, global macro environment and relative valuation shifts. After decreasing JGT's net exposure to foreign currencies that reached our target levels early in the period, we reversed course and increased exposure to select EM currencies in the second half. For example, we increased the Fund's currency exposures in Indonesia and Turkey as the balance of payment of those countries continued to improve. We also initiated a long position in the Indian rupee as the newly elected government with a strong mandate may implement structural reforms that could boost the country's long term economic growth rate. Conversely, we decreased currency exposures in Australia and New Zealand as those currencies reached our target levels and the terms of trade started deteriorating. We also covered short positions in the Korean won and Canadian dollar, but initiated a short currency position in the euro given domestic developments and as a portfolio hedge against potential U.S. dollar strength. We continued to find selective opportunities in corporates and mortgage-related securities with attractive short duration yields.

How did the Funds perform during this six-month reporting period ended June 30, 2014?

The tables in the Performance Overview and Holding Summaries section of this report provide total return performance for the Funds for the six-month, one-year, five-year and since inception periods ended June 30, 2014. For the six-month reporting period, the Funds' total returns at net asset value (NAV) outperformed their respective indexes.

Nuveen Investments

Nuveen Global Income Opportunities Fund (JGG)

During the reporting period, JGG outperformed the Barclays Global Aggregate Bond Index. The outperformance was driven by currency positioning and performance from credit sectors, both of which benefited from a market backdrop of muted volatility and well-contained Treasury rates. Currency positioning was the largest positive contributor to performance, followed by positioning in high yield corporate debt.

During the six-month reporting period, EM currencies performed well versus the U.S. dollar, as did several major currencies, as the market backed away from fears related to higher U.S. interest rates and potential declines in central bank liquidity. The Fund benefited from overweight positions in the Brazilian real, Mexican peso and New Zealand dollar, as well as short positions in the euro and Canadian dollar.

High yield spreads tightened by 45 basis points versus Treasuries on the strength of improved technicals with renewed investor inflows into the asset class and a market friendly outlook postured by the Federal Reserve (Fed) and the continued low default environment. The spread tightening continued unabated despite the geopolitical tensions that arose during the period and a greater-than-expected slowdown in the U.S. economy in 2014. The high yield bond segment of the market gained 5% over the six-month reporting period as measured by the Barclays U.S. Corporate High Yield Index. The Fund benefited from its exposure to high yield corporates, as well as security selection and tactical repositioning within the sector.

The Fund's ongoing overweight to investment grade credit also added value, as did our security selection within credit and focus on BBB-rated issues. During the reporting period, the investment grade corporate sector of the market slightly outpaced high yield, advancing 5% according to the Barclays U.S. Corporate Investment Grade Index. Credit selection within investment grade was strong, notably the Fund's positioning within basic industries. In addition, our downward bias in credit quality proved beneficial as lower rated investment grade securities outperformed higher rated investment grade securities over this time frame.

In addition, security selection within EM credit, both investment grade and high yield, added to performance. EMs started out the period underperforming, dragged down by weak currencies, capital outflows, increased geopolitical tensions and slowing growth in China and other EMs. However, the tide turned in the final months of the reporting period as EM credits rebounded strongly from their period of underperformance, supported by improvements in fundamentals and investor sentiment. EM debt ended up being one of the best performing segments of the fixed income market during the reporting period, advancing 7% in U.S. dollar terms as measured by the Barclays Emerging Markets Index.

The Fund's defensive interest rate positioning detracted marginally amid a general decline in interest rates, but this was more than offset by gains associated with bond market selection, particularly emerging markets such as Turkey, South Africa and Mexico.

Nuveen Diversified Currency Opportunities Fund (JGT)

JGT also outperformed its Comparative Benchmark, which is a 50% blend of the Citigroup Non-U.S. World Government Bond 1-3 Year Index and the JPMorgan Emerging Local Markets Index Plus. JGT outperformance can be largely attributed to strong currency returns, driven by a recovery in foreign currencies generally during the reporting period, but also significant gains due to currency selection. While EM and several key developed currencies had a difficult start to the year given concerns about U.S. interest rate policy, global growth, as well as events such as the devaluation of the Argentine peso and negative political headlines from different countries, a number of high yielding EM currencies ended up posting strong gains during the reporting period. Moderate global growth, low volatility and accommodative monetary policies generally supported these high yielding EM currencies. Improved global conditions also supported currencies such as the Australian dollar and New Zealand dollar. Both economies showed signs of improving domestic economic growth, while

Nuveen Investments

Portfolio Managers' Comments (continued)

the Reserve Bank of New Zealand was the first major central bank to start a tightening cycle by raising its policy rate by 75 basis points during the reporting period.

The Fund benefited from long positions in the Brazilian real, Turkish lira and Malaysian ringgit, which were some the best performing EM currencies as improving EM sentiment and attractive yields supported capital inflows into those asset markets. In developed markets, long positions in the New Zealand dollar and Australian dollar also contributed significantly to returns as they were two of the strongest performing developed market currencies. Short positions in the Canadian dollar and Norwegian krone also added value. A short position in the Japanese yen detracted from performance as the yen retraced prior losses in the face of softer U.S. interest rates and a lack of continued progress on fiscal reform in Japan. Short positioning in Korea also detracted given it was a hedge against other EM currencies in a period of generally firming valuations.

Significant exposures to EM local and external bonds, high yield and investment grade corporate bonds, and structured products also proved beneficial over this time frame. These positions benefited from high yields that contributed income to the Fund, as well as through price performance as these sectors witnessed tightening yield spreads during the reporting period, along with the general recovery in risk assets and improved global financial conditions. Exposure to peripheral European bond markets, including Greece and Portugal, added value during the reporting period in light of strong European bond performance. Local market EM bonds also added to Fund performance. Across EMs, rates generally fell based on reduced inflationary pressures, better external demand and traction on tightening policies implemented last year and in early 2014. Export growth improved across these markets with global purchasing managers indexes turning up marginally, while economic data and policy actions in China indicated stabilization. EM domestic conditions were further underpinned by the ECB's accommodation, the Fed's steady hand and renewed positive investor inflows.

Both JGG and JGT used foreign currency exchange forwards to reduce risk and to take active currency exposures. Currency forward contracts were used to reduce risk by hedging select foreign currency risks associated with each Fund's foreign debt investments. Each Fund also actively managed currency exposures through currency forwards in an attempt to benefit from potential appreciation of certain currencies. The effect of these activities in the period was positive.

Both JGG and JGT sold U.S. Treasury futures to hedge against potential increases in U.S. interest rates and purchased selected foreign bond futures to gain exposure to those markets. The effect of these activities in the period was negative.

In JGG, we used interest rate swaps as part of an overall portfolio interest rate strategy. The effect of these contracts on the Fund's performance was negative during the reporting period.

JGG also used credit default swaps as a way to take on credit risk and earn a commensurate credit spread. The effect of these contracts on the Fund's performance was positive during the reporting period.

These derivative exposures are integrated with the overall portfolio construction and such losses and gains may be naturally related to and/or may offset impacts elsewhere in the portfolio.

Proposed Fund Reorganization and Restructuring

On August 7, 2014, subsequent to the close of this reporting period, the Funds' Board of Trustees approved a proposal to restructure the Funds. Key elements, if approved at annual shareholder meetings scheduled for October 31, 2014, are:

•  Combine JGG and JGT into a single fund with a new investment mandate. The combined fund would be called the Nuveen Global High Income Fund (JGH).

•  The new combined fund would continue to be managed by NAM and would employ NAM's global high income investment strategy, which seeks to identify securities from around the world as well as across the capital structure and credit spectrum that offer attractive income and long-term performance potential.

Nuveen Investments

•  The new combined fund will conduct a tender offer to purchase up to 25% of its outstanding common shares for cash at a price per share equal to 98% of the NAV as of the purchase date. Subject to the exercise by the Board of Trustees of their fiduciary duties in the event of a material change in circumstances, the tender offer's commencement date will be announced within one month after the completion of the Funds' reorganization, and participating shareholders will receive payment for tendered shares within three months after the completion of the reorganization.

The proposed restructuring seeks to increase demand for the new combined fund's common shares and may narrow its trading discount relative to JGG and JGT by implementing a more understandable investment mandate within a well-established market segment that offers enhanced income potential. Additionally, the combined fund could be expected to enjoy increased economies of scale relative to JGG and JGT and consequently could generate on-going fee and expense savings for shareholders.

The proposed restructuring is subject to certain conditions, including necessary approvals by the Funds' shareholders. Detailed information on the proposed restructuring, including a description of the proposed investment strategy and risk of the new combined fund, will be contained in proxy materials to be mailed to shareholders in connection with the Funds' annual meeting. Subject to market conditions, the restructuring is expected to be completed shortly after receipt of the necessary shareholder approvals.

See Notes to Financial Statements, Note 10 – Subsequent Events, Proposed Fund Restructuring for further information.

Nuveen Investments

Fund Leverage and

Currency Investment Exposure

IMPACT OF JGG'S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of JGG relative to its benchmarks was the Fund's use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on share NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance share returns during periods when the prices of securities held by the Fund generally are rising. Leverage had a positive impact on the performance of JGG during this reporting period.

JGG also continued to use interest rate swap contracts in order to hedge leverage costs. The impact on performance was negative during this reporting period.

JGT's investment strategies did not create the economic effects of leverage for the Fund during this reporting period.

As of June 30, 2014, JGG's percentages of leverage are shown in the accompanying table.

JGG
Effective Leverage*	28.03%
Regulatory Leverage*	30.67%

*  Effective leverage is the Fund's effective economic leverage and includes regulatory leverage. Effective leverage attempts to measure the extent to which the return and risk of an investment in the Fund's shares are magnified through the use of certain forms of leverage. This Fund uses leverage in the form of borrowings from a credit facility, and may also use derivatives that increase or decrease investment risk compared to the exposure level of the securities in the portfolio. This measure includes the notional value of certain of these derivatives considered to increase investment risk. The Fund's borrowings are considered regulatory leverage as they are part of the Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

JGG'S REGULATORY LEVERAGE

Bank Borrowings

As discussed previously, JGG employs regulatory leverage through the use of bank borrowings. As of June 30, 2014, the Fund has outstanding bank borrowings of $56,000,000.

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

THE FUNDS' CURRENCY INVESTMENT EXPOSURE IN EXCESS OF MANAGED ASSETS

Currency investment exposure in excess of managed assets is a Fund's net exposure to currencies other than the U.S. dollar greater than the amount of managed assets resulting from:

(i)  the purchase of non-U.S. dollar denominated securities, and

(ii)  the use of foreign exchange contracts such as forwards or options.

As of June 30, 2014, JGT's currency investment exposure in excess of the Fund's managed assets is as shown in the accompanying table.

JGT
Currency Investment Exposure in Excess of Managed Assets	4.31%

JGG's investment strategies did not create currency investment exposure for the Fund that exceeded its managed assets as of the end of this reporting period.

Nuveen Investments

Share

Information

DISTRIBUTION INFORMATION

The following information regarding each Fund's distributions is current as of June 30, 2014. Each Fund's distribution levels may vary over time based on the Fund's investment activities and portfolio investment value changes.

Each Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about a managed distribution program are:

•  Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund's past or future investment performance from its current distribution rate.

•  Actual returns will differ from projected long-term returns (and therefore a Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of a Fund's capital. When a Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when a Fund's returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when a Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on a Fund's performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

Nuveen Investments

Share Information (continued)

The following table provides estimated information regarding each Fund's distributions and total return performance for the six months ended June 30, 2014. This information is provided on a tax basis rather than a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Funds' returns for the specified time period were sufficient to meet their distributions.

As of June 30, 2014	JGG	JGT
Inception date	6/27/06	4/25/07
Six months ended June 30, 2014:
Per share distribution:
From net investment income	$0.43	$0.40
From realized capital gains	0.00	0.00
Return of capital	0.00	0.00
Total per share distribution	$0.43	$0.40
Annualized distribution rate on NAV	6.17%	6.44%
Current distribution rate*	6.75%	7.12%
Average annual total returns:
Excluding retained gain tax credit/refund**:
6-Month (Cumulative) on NAV	9.43%	6.21%
1-Year on NAV	9.21%	2.91%
5-Year on NAV	3.53%	1.71%
Since inception on NAV	4.41%	2.86%
Including retained gain tax credit/refund**:
6-Month (Cumulative) on NAV	N/A	6.21%
1-Year on NAV	N/A	2.91%
5-Year on NAV	N/A	1.71%
Since inception on NAV	N/A	2.95%

*  Current distribution rate is based each Fund's current annualized quarterly distribution divided by the Fund's current market price. Each Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

**  JGT elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on this amount. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns "Including retained gain tax credit/refund" include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax years ended December 31, 2008 through December 31, 2013.

Nuveen Investments

SHARE REPURCHASES

As of June 30, 2014, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired shares as shown in the accompanying table.

	JGG	JGT
Shares Cumulatively Repurchased and Retired	305,000	4,751,500
Shares Authorized for Repurchase	935,000	4,635,000

During the current reporting period, the Funds repurchased and retired shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

	JGG	JGT
Shares Repurchased and Retired	209,500	1,230,000
Weighted Average Price Per Share Repurchased and Retired	$12.56	$11.08
Weighted Average Discount Per Share Repurchased and Retired	9.61%	11.10%

OTHER SHARE INFORMATION

As of June 30, 2014, and during the current reporting period, the Funds' share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	JGG	JGT
Share NAV	$13.94	$12.42
Share Price	$12.75	$11.23
Premium/(Discount) to NAV	(8.54)%	(9.58)%
6-Month Average Premium/(Discount) to NAV	(12.69)%	(13.89)%

Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. A Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price, and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund's portfolio. Leverage typically magnifies the total return of a Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Below-Investment Grade Risk. Investments in securities below-investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic development. These risks often are magnified in emerging markets.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing the Funds to reinvest in lower-yielding securities.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Issuer Credit Risk. This is the risk that a security in a Fund's portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Currency Risk. Changes in exchange rates will affect the value of a Fund's investments.

Counterparty Risk. To the extent that a Fund's derivative investments are purchased or sold in over-the-counter transactions, the Fund will be exposed to the risk that counterparties to these transactions will be unable to meet their obligations.

Nuveen Investments

Interest Rate Swaps Risk. The risk that yields will move in the direction opposite to the direction anticipated by a Fund, which would cause a Fund to make payments to its counterparty in the transaction that could adversely affect the Fund's performance.

Forward Currency Contracts Risk. Forward currency contracts are not standardized and are substantially unregulated. Principals are not required to continue to make markets in the securities or currencies they trade and these markets can experience periods of illiquidity, sometimes of significant duration. In addition, trading forward currency contracts can have the effect of financial leverage by creating additional investment exposure.

Reinvestment Risk. If market interest rates decline, income earned from a Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Nuveen Investments

JGG

Nuveen Global Income Opportunities Fund

Performance Overview and Holding Summaries as of June 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception[1]
JGG at NAV	9.43%	9.21%	3.53%	4.41%
JGG at Share Price	15.94%	12.33%	3.15%	3.23%
Barclays Global Aggregate Bond Index	4.93%	7.39%	4.60%	5.52%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$25 Par (or similar) Retail Preferred	2.8%
Corporate Bonds	62.7%
$1,000 Par (or similar) Institutional Preferred	5.6%
Sovereign Debt	64.7%
Asset-Backed and Mortgage-Backed Securities	6.0%
Short-Term Investments	4.7%
Borrowings	(44.2)%
Other Assets Less Liabilities	(2.3)%

Country Allocation

(% of total investments)2

United States	41.5%
Mexico	12.7%
Turkey	6.5%
South Africa	6.0%
United Kingdom	5.2%
South Korea	3.5%
Brazil	2.8%
Canada	2.5%
Poland	2.3%
Germany	1.9%
Portugal	1.8%
Other Countries	13.3%

Credit Quality

(% of total investments)2

AAA/U.S. Guaranteed	5.4%
AA	6.8%
A	24.4%
BBB	35.6%
BB or Lower	21.0%
N/R (not rated)	3.6%
N/A (not applicable)	3.2%

1  Since inception returns are from 6/27/06.

2  Excluding investments in derivatives.

Nuveen Investments

JGT

Nuveen Diversified Currency Opportunities Fund

Performance Overview and Holding Summaries as of June 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception[1]
JGT at NAV	6.21%	2.91%	1.71%	2.86%
JGT at Share Price	15.61%	8.99%	3.47%	1.91%
JGT Blended Index (Comparative Index)	2.18%	3.47%	1.96%	3.48%

Average Annual Total Returns as of June 30, 20142
(including retained gain tax credit/refund)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception[1]
JGT at NAV	6.21%	2.91%	1.71%	2.95%
JGT at Share Price	15.61%	8.99%	3.47%	2.01%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$25 Par (or similar) Retail Preferred	0.3%
Corporate Bonds	14.8%
$1,000 Par (or similar) Institutional Preferred	0.6%
Sovereign Debt	72.8%
Asset-Backed and Mortgage-Backed Securities	5.2%
Short-Term Investments	3.7%
Other Assets Less Liabilities	2.6%

Country Allocation

(% of total investments)3

Brazil	17.2%
United States	14.9%
Mexico	11.7%
Canada	8.1%
South Africa	5.1%
Turkey	4.9%
Malaysia	4.9%
Italy	4.6%
Spain	3.4%
Indonesia	3.0%
Portugal	2.7%
Other Countries	19.5%

Credit Quality

(% of total investments)3

AAA/U.S. Guaranteed	6.2%
AA	9.9%
A	24.1%
BBB	45.2%
BB or Lower	12.7%
N/R (not rated)	1.8%
N/A (not applicable)	0.1%

1  Since inception returns are from 4/25/07.

2  As previously explained in the Share Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2008 through December 31, 2013.

3  Excluding investments in derivatives.

Nuveen Investments

JGG

Nuveen Global Income Opportunities Fund

Portfolio of Investments  June 30, 2014 (Unaudited)

Shares		Description (1)	Coupon		Ratings (2)	Value
		LONG-TERM INVESTMENTS – 141.8% (96.8% of Total Investments)
		$25 PAR (OR SIMILAR) RETAIL PREFERRED – 2.8% (1.9% of Total Investments)
		Banks – 1.5%
18,425		Citigroup Inc.	7.125%		BB+	$509,433
30,000		PNC Financial Services	6.125%		BBB	823,800
20,000		Regions Financial Corporation	6.375%		BB	500,600
		Total Banks				1,833,833
		Capital Markets – 0.3%
15,000		Morgan Stanley	7.125%		BB+	418,050
		Consumer Finance – 0.4%
20,000		Discover Financial Services	6.500%		BB	502,000
		Insurance – 0.6%
25,000		Hartford Financial Services Group Inc.	7.875%		BB+	748,500
		Total $25 Par (or similar) Retail Preferred (cost $3,424,811)				3,502,383
Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		CORPORATE BONDS – 62.7% (42.8% of Total Investments)
		Aerospace & Defense – 0.8%
$325		Bombardier Inc., 144A	6.000%	10/15/22	BB–	$333,125
680		Exelis, Inc.	5.550%	10/01/21	BBB+	730,804
1,005		Total Aerospace & Defense				1,063,929
		Airlines – 0.3%
300		Air Canada, 144A	6.750%	10/01/19	BB	326,250
		Auto Components – 1.3%
300		Allison Transmission Inc., 144A	7.125%	5/15/19	B+	321,000
400		American & Axle Manufacturing Inc.	6.625%	10/15/22	B+	438,000
250		Gestamp Funding Luxembourg SA, 144A	5.625%	5/31/20	BB	260,625
300		Stackpole International Intermediate Company, 144A	7.750%	10/15/21	B+	313,500
350		TRW Automotive Inc., 144A	4.450%	12/01/23	BBB–	358,750
1,600		Total Auto Components				1,691,875
		Automobiles – 0.5%
200	EUR	Fiat Finance & Trade SA	7.000%	3/23/17	BB–	300,644
275		General Motors Financial Company Inc.	4.250%	5/15/23	BB+	274,656
		Total Automobiles				575,300
		Banks – 7.5%
1,775		Bank of America Corporation	4.000%	4/01/24	A	1,811,443
535		CIT Group Inc.	5.000%	8/01/23	BB	547,706
550		Citigroup Inc.	4.500%	1/14/22	A	597,851
515		General Electric Capital Corporation	6.875%	1/10/39	AA+	691,788
285		HSBC Holdings PLC	6.800%	6/01/38	A+	363,628
545		JPMorgan Chase & Company	6.400%	5/15/38	A+	691,792
1,320		JPMorgan Chase & Company	6.750%	1/29/49	BBB	1,420,650
355		Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB–	388,581
400		Santander UK PLC, 144A	5.000%	11/07/23	A–	432,012
740		Societe Generale, 144A	5.000%	1/17/24	BBB+	773,919

Nuveen Investments

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Banks (continued)
$445		Standard Chartered PLC, 144A	5.700%	3/26/44	A+	$466,432
1,000		State Bank of India London, 144A	3.622%	4/17/19	BBB–	1,006,072
340		Wells Fargo & Company	3.450%	2/13/23	A+	338,336
8,805		Total Banks				9,530,210
		Building Products – 0.5%
645		Owens Corning Incorporated	4.200%	12/15/22	BBB–	662,311
		Capital Markets – 2.8%
1,210		Goldman Sachs Group, Inc.	6.000%	6/15/20	A	1,410,382
1,000		Goldman Sachs Group, Inc.	5.250%	7/27/21	A	1,122,933
300		Lazard Group LLC	4.250%	11/14/20	BBB+	314,309
450		Morgan Stanley	4.875%	11/01/22	BBB+	483,038
250		Morgan Stanley	3.750%	2/25/23	A	254,320
3,210		Total Capital Markets				3,584,982
		Chemicals – 2.8%
300		Eagle Spinco Inc.	4.625%	2/15/21	BB	297,750
745		Eastman Chemical Company	3.600%	8/15/22	BBB	763,963
300		Ineos Group Holdings SA, 144A	6.125%	8/15/18	B–	310,500
600		Mexichem SAB de CV, 144A	4.875%	9/19/22	BBB	624,000
1,000		Office Cherifien Des Phosphates SA, 144A	5.625%	4/25/24	BBB–	1,048,750
300		PolyOne Corporation	5.250%	3/15/23	BB	308,250
225		Taminco Global Chemical Corporation, 144A	9.750%	3/31/20	B–	251,438
3,470		Total Chemicals				3,604,651
		Commercial Services & Supplies – 1.5%
200		ABX Group Inc.	6.375%	12/01/19	Ba3	207,500
300		ADT Corporation	6.250%	10/15/21	BBB–	318,000
250		Casella Waste Systems Inc.	7.750%	2/15/19	Caa1	261,250
300		Clean Harbors Inc.	5.250%	8/01/20	BB+	309,375
235	EUR	Europcar Groupe SA, 144A	11.500%	5/15/17	B–	369,620
375		R.R. Donnelley & Sons Company	7.625%	6/15/20	BB	425,625
		Total Commercial Services & Supplies				1,891,370
		Computers & Peripherals – 0.3%
300		NCR Escrow Corporation, 144A	6.375%	12/15/23	BB	325,500
		Construction Materials – 0.2%
300		Norbord Inc., 144A	5.375%	12/01/20	Ba2	303,000
		Consumer Finance – 0.2%
195		First Data Corporation, 144A	6.750%	11/01/20	BB–	211,088
		Containers & Packaging – 0.5%
300		Ball Corporation	4.000%	11/15/23	BB+	285,750
350	CAD	Cascades Inc., 144A	5.500%	7/15/21	Ba3	327,597
		Total Containers & Packaging				613,347
		Diversified Consumer Services – 0.2%
230		Nine West Holdings Incorporated, 144A	8.250%	3/15/19	CCC	231,150
		Diversified Financial Services – 0.3%
350		Nationstar Mortgage LLC Capital Corporation	7.875%	10/01/20	B+	367,938
		Diversified Telecommunication Services – 2.1%
450		AT&T, Inc.	5.550%	8/15/41	A	504,563
375		CyrusOne LP Finance	6.375%	11/15/22	B+	404,063

Nuveen Investments

JGG  Nuveen Global Income Opportunities Fund
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Diversified Telecommunication Services (continued)
$595		Qwest Corporation	6.750%	12/01/21	BBB–	$688,855
555		Verizon Communications	5.150%	9/15/23	A–	621,097
200		Verizon Communications	6.550%	9/15/43	A–	251,688
200		Windstream Corporation	6.375%	8/01/23	BB	202,750
2,375		Total Diversified Telecommunication Services				2,673,016
		Electric Utilities – 0.6%
485		Constellation Energy Group	5.150%	12/01/20	BBB+	546,633
225		Intergen NV, 144A	7.000%	6/30/23	B+	232,313
710		Total Electric Utilities				778,946
		Energy Equipment & Services – 2.8%
820		Ensco PLC	4.700%	3/15/21	BBB+	893,301
155		Gulfmark Offshore Inc.	6.375%	3/15/22	BB–	161,200
350		Hercules Offshore LLC, 144A	7.500%	10/01/21	B	347,375
675		Nabors Industries Inc.	4.625%	9/15/21	BBB	731,151
290		Offshore Group Investment Limited	7.500%	11/01/19	B–	306,675
600		Origin Energy Finance Limited, 144A	3.500%	10/09/18	BBB	622,665
420		Weatherford International Limited	7.000%	3/15/38	BBB–	521,627
3,310		Total Energy Equipment & Services				3,583,994
		Food Products – 0.6%
500		BRF Brasil Foods SA, 144A	4.750%	5/22/24	BBB–	492,500
300		JBS Investments GmbH, 144A	7.250%	4/03/24	BB	310,500
800		Total Food Products				803,000
		Gas Utilities – 0.3%
375		AmeriGas Finance LLC	7.000%	5/20/22	Ba2	415,313
		Health Care Equipment & Supplies – 0.2%
250		Tenet Healthcare Corporation	4.375%	10/01/21	BB	248,438
		Hotels, Restaurants & Leisure – 0.4%
200		Shearer's Foods LLC, 144A	9.000%	11/01/19	B1	219,000
250		Wynn Macau Limited, 144A	5.250%	10/15/21	BB	256,875
450		Total Hotels, Restaurants & Leisure				475,875
		Household Products – 0.7%
865		Macys Retail Holdings Inc.	3.875%	1/15/22	BBB+	902,913
		Independent Power & Renewable Electricity Producers – 0.5%
300		Dynegy Inc.	5.875%	6/01/23	B+	302,250
300		Genon Energy Inc.	9.500%	10/15/18	B	329,250
600		Total Independent Power & Renewable Electricity Producers				631,500
		Industrial Conglomerates – 1.2%
800		Alfa SAB de CV, 144A	5.250%	3/25/24	BBB–	834,800
2,000	NOK	Grieg Seafood ASA	8.820%	12/21/15	N/R	342,362
300		Stena AB, 144A	7.000%	2/01/24	BB	319,500
		Total Industrial Conglomerates				1,496,662
		Insurance – 2.0%
750		AFLAC Insurance	6.450%	8/15/40	A	951,573
495		Genworth Holdings Inc.	4.800%	2/15/24	BBB–	528,946
385		Liberty Mutual Group Inc., 144A	4.950%	5/01/22	Baa2	421,096
510		UnumProvident Corporation	5.625%	9/15/20	BBB	585,078
2,140		Total Insurance				2,486,693

Nuveen Investments

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Machinery – 1.1%
$1,000		Eaton Corporation	4.150%	11/01/42	A–	$967,603
425		Terex Corporation	6.000%	5/15/21	BB	457,938
1,425		Total Machinery				1,425,541
		Media – 3.5%
300		Altice S.A, 144A	7.750%	5/15/22	B	320,250
325		Cequel Communication Holdings I, 144A	5.125%	12/15/21	B–	323,781
720		Comcast Corporation	6.400%	5/15/38	A–	917,640
620		DIRECTV Holdings LLC	3.800%	3/15/22	BBB	640,222
300		Gannett Company Inc., 144A	5.125%	7/15/20	BB+	307,875
555		News America Holdings Inc.	6.650%	11/15/37	BBB+	704,705
400		Numericable Group SA, 144A	6.000%	5/15/22	Ba3	416,000
200		Sinclair Television Group	6.375%	11/01/21	B1	212,750
300		Sirius XM Radio Inc., 144A	5.750%	8/01/21	BB	315,000
250	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	237,805
		Total Media				4,396,028
		Metals & Mining – 5.1%
975		Alcoa Inc.	5.400%	4/15/21	BBB–	1,057,683
200		Anglogold Holdings PLC	6.500%	4/15/40	Baa3	191,972
485		ArcelorMittal	6.750%	2/25/22	BB+	543,200
720		Cliffs Natural Resources Inc.	4.800%	10/01/20	BBB–	704,568
300		Coeur d'Alene Mines Corporation, Convertible Bond	7.875%	2/01/21	B+	301,500
250		Eldorado Gold Corporation, 144A	6.125%	12/15/20	BB	252,500
230		First Quantum Minerals Limited, 144A	6.750%	2/15/20	BB	236,900
230		First Quantum Minerals Limited, 144A	7.000%	2/15/21	BB	236,613
300		FMG Resources, 144A	8.250%	11/01/19	BB+	326,625
640		Freeport McMoRan Copper & Gold, Inc.	3.550%	3/01/22	BBB	633,792
400		Imperial Metals Corporation, 144A	7.000%	3/15/19	B–	410,500
700		Newmont Mining Corporation	3.500%	3/15/22	BBB	674,899
320		Teck Resources Limited	6.250%	7/15/41	BBB	347,389
285		Vale Overseas Limited	6.875%	11/10/39	A–	316,506
200		Vedanta Resources PLC, 144A	6.000%	1/31/19	BB	206,760
6,235		Total Metals & Mining				6,441,407
		Oil, Gas & Consumable Fuels – 11.0%
165		Anadarko Petroleum Corporation	6.200%	3/15/40	BBB–	208,056
350		Antero Resources Finance Corporation, 144A	5.125%	12/01/22	BB–	359,625
875		Apache Corporation	4.250%	1/15/44	A–	860,556
400	CAD	Athabasca Oil Corporation, 144A	7.500%	11/19/17	B	382,831
350		Atlas Pipeline LP Finance	5.875%	8/01/23	B+	356,125
375		Bill Barrett Corporation	7.000%	10/15/22	B1	397,500
1,000		CNPC General Capital Limited, 144A	3.400%	4/16/23	A+	962,625
200		Concho Resources Inc.	5.500%	10/01/22	BB+	215,250
200		CONSOL Energy Inc.	8.250%	4/01/20	BB	216,500
300		EnQuest PLC, 144A	7.000%	4/15/22	B	309,750
400		Key Energy Services Inc.	6.750%	3/01/21	BB–	416,000
300		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	318,000
350		MEG Energy Corportation, 144A	7.000%	3/31/24	BB	385,875
250		Murphy Oil USA Inc.	6.000%	8/15/23	BB	263,125
200		Niska Gas Storage Canada ULC Finance Corporation, 144A	6.500%	4/01/19	B	192,000
400		Linn Energy Finance LLC	6.250%	11/01/19	B+	419,000
300		Rose Rock Midstream Finance, 144A	5.625%	7/15/22	B1	303,750
300		Oasis Petroleum Inc., 144A	6.875%	3/15/22	B+	327,000
350	CAD	Paramount Resources Limited, 144A	7.625%	12/04/19	B	350,148
400		PetroBakken Energy Limited, 144A	8.625%	2/01/20	B–	420,000
900		Petrobras Global Finance BV	6.250%	3/17/24	Baa1	957,960
210		Petrobras International Finance Company	5.375%	1/27/21	Baa1	218,868
500		Petrohawk Energy Corporation	7.250%	8/15/18	A	522,500
250		Range Resources Corporation	5.000%	8/15/22	BB	265,000

Nuveen Investments

JGG  Nuveen Global Income Opportunities Fund
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Oil, Gas & Consumable Fuels (continued)
$1,000		Rowan Companies Inc.	4.875%	6/01/22	BBB–	$1,071,158
250		Sabine Pass Liquefaction LLC	5.625%	2/01/21	BB+	264,375
350		Sandridge Energy Inc.	8.125%	10/15/22	B2	385,438
250		Seadrill Limited, 144A	6.625%	9/15/20	N/R	254,375
300		Seventy Seven Energy Inc., 144A	6.500%	7/15/22	B	307,500
2,000	NOK	Ship Finance International Limited	6.610%	10/19/17	N/R	339,102
250		Targa Resources Inc.	4.250%	11/15/23	BB	248,438
700		Thai Oil PCL, 144A	3.625%	1/23/23	Baa1	669,250
765		Transocean Inc.	3.800%	10/15/22	BBB–	757,138
		Total Oil, Gas & Consumable Fuels				13,924,818
		Paper & Forest Products – 1.3%
715		Domtar Corporation	4.400%	4/01/22	BBB–	736,108
720		Domtar Corporation	6.750%	2/15/44	BBB–	858,221
1,435		Total Paper & Forest Products				1,594,329
		Personal Products – 0.3%
300		Albea Beauty Holdings SA, 144A	8.375%	11/01/19	B+	326,250
		Pharmaceuticals – 0.7%
400		AbbVie Inc.	2.900%	11/06/22	A	386,814
300		Endo Finance Company, 144A	7.000%	12/15/20	B+	321,000
220		VP Escrow Corporation, 144A	6.375%	10/15/20	B1	233,750
920		Total Pharmaceuticals				941,564
		Real Estate Investment Trust (REIT) – 4.1%
870		American Tower Company	5.000%	2/15/24	BBB	944,931
475		ARC Property Operating Partnership LP, Clasrk Acquisition LLC, 144A	4.600%	2/06/24	BBB–	487,121
1,000		CommomWealth REIT	5.875%	9/15/20	BBB–	1,088,873
480		HCP Inc.	3.750%	2/01/19	BBB+	511,478
1,000		Liberty Property Trust	3.375%	6/15/23	Baa1	970,511
1,000		Senior Housing Properties Trust	6.750%	4/15/20	BBB–	1,155,299
4,825		Total Real Estate Investment Trust (REIT)				5,158,213
		Real Estate Management & Development – 0.6%
350		Country Garden Holding Company, 144A	11.125%	2/23/18	BB	381,920
200		Gemdale International Investment Limited	7.125%	11/16/17	BB–	205,500
200		Kaisa Group Holdings Limited, 144A	8.875%	3/19/18	BB–	205,500
750		Total Real Estate Management & Development				792,920
		Road & Rail – 0.2%
265		Hertz Corporation	7.375%	1/15/21	B	287,525
		Semiconductors & Equipment – 0.3%
325		Micron Technology, Inc., 144A	5.875%	2/15/22	BB	348,563
		Software – 0.7%
250		BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	257,188
565		Computer Sciences Corporation	4.450%	9/15/22	BBB+	592,425
815		Total Software				849,613
		Specialty Retail – 0.3%
415		Swiss Re Treasury US Corporation, 144A	4.250%	12/06/42	AA–	399,747
		Tobacco – 0.8%
1,030		Reynolds American Inc.	3.250%	11/01/22	Baa2	993,705

Nuveen Investments

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Wireless Telecommunication Services – 1.6%
$350		Digicel Limited, 144A	7.000%	2/15/20	B1	$369,250
400		Frontier Comminications Corporation	8.500%	4/15/20	Ba2	472,000
200		Millicom International Cellular SA, 144A	6.625%	10/15/21	BB+	215,000
275		Softbank Corporation, 144A	4.500%	4/15/20	BB+	279,463
400		Sprint Nextel Corporation, 144A	7.000%	3/01/20	BB+	460,000
300		Wind Acquisition Finance SA, 144A, WI/DD	4.750%	7/15/20	BB	302,250
1,925		Total Wireless Telecommunication Services				2,097,963
		Total Corporate Bonds (cost $77,975,589)				79,457,437
Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 5.6% (3.8% of Total Investments)
		Banks – 2.9%
690	EUR	Barclays PLC	6.500%	N/A (4)	BB+	$951,903
$1,100		General Electric Capital Corporation	7.125%	N/A (4)	AA–	1,298,220
1,400		Wachovia Capital Trust III	5.570%	N/A (4)	BBB+	1,358,000
		Total Banks				3,608,123
		Capital Markets – 0.2%
200	EUR	Baggot Securities Limited, 144A	10.240%	N/A (4)	N/R	301,246
		Diversified Financial Services – 0.4%
355		Rabobank Nederland, 144A	11.000%	N/A (4)	A–	476,655
		Electric Utilities – 0.3%
360		Electricite de France, 144A	5.250%	N/A (4)	A3	367,247
		Insurance – 1.6%
570		Catlin Insurance Company Limited, 144A	7.249%	N/A (4)	BBB+	588,525
250		Genworth Financial Inc.	6.150%	11/15/66	Ba1	237,813
355		Lincoln National Corporation	6.050%	4/20/67	BBB	358,994
305		Prudential Financial Inc.	5.200%	3/15/44	BBB+	311,100
530		ZFS Finance USA Trust V, 144A	6.500%	5/09/37	A	567,100
2,010		Total Insurance				2,063,532
		Oil, Gas & Consumable Fuels – 0.2%
250		Odebrecht Oil and Gas Finance, 144A	7.000%	N/A (4)	BBB–	258,124
		Total $1,000 Par (or similar) Institutional Preferred (cost $7,031,405)				7,074,927
Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		SOVEREIGN DEBT – 64.7% (44.2% of Total Investments)
		Bermuda – 0.8%
$900		Bermuda Government, 144A	5.603%	7/20/20	AA–	$1,003,500
		Brazil – 2.3%
1,000		Federative Republic of Brazil	2.625%	1/05/23	Baa2	923,500
5,200	BRL	Letra De Tesouro Nacional de Brazil	0.000%	1/01/16	BBB+	2,001,740
		Total Brazil				2,925,240
		Germany – 2.7%
2,360	EUR	Deutschland Republic	2.500%	8/15/46	Aaa	3,459,050
		Greece – 1.1%
980	EUR	Hellenic Republic, 144A	4.750%	4/17/19	B	1,371,061

Nuveen Investments

JGG  Nuveen Global Income Opportunities Fund
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Indonesia – 1.1%
$1,300		Republic of Indonesia, 144A	5.875%	3/13/20	Baa3	$1,443,000
		Malaysia – 2.3%
9,250	MYR	Republic of Malaysia	3.172%	7/15/16	A	2,873,881
		Mexico – 17.4%
15,000	MXN	Mexico Bonos de DeSarrollo	8.000%	12/17/15	A	1,234,320
85,800	MXN	Mexico Bonos de DeSarrollo	4.750%	6/14/18	A	6,689,192
65,300	MXN	Mexico Bonos de DeSarrollo	8.000%	12/07/23	A	5,880,398
40,100	MXN	Mexico Bonos de DeSarrollo	7.750%	11/13/42	A	3,500,172
60,000	MXN	United Mexican States	9.500%	12/18/14	A	4,759,612
266,200	MXN	Total Mexico				22,063,694
		Norway – 2.2%
15,000	NOK	Norwegian Government Bond	4.500%	5/22/19	AAA	2,758,874
		Poland – 3.3%
6,850	PLN	Republic of Poland	2.500%	7/25/18	A	2,224,011
2,800	PLN	Republic of Poland	5.750%	9/23/22	A	1,077,810
2,600	PLN	Republic of Poland	4.000%	10/25/23	A	892,950
12,250	PLN	Total Poland				4,194,771
		Portugal – 2.7%
1,300	EUR	Portugal Obrigacoes do Tesouro, 144A	4.750%	6/14/19	BB	1,973,729
900	EUR	Portugal Obrigacoes do Tesouro, 144A	5.650%	2/15/24	BB+	1,428,391
2,200	EUR	Total Portugal				3,402,120
		Romania – 0.4%
400		Republic of Romania, 144A	6.125%	1/22/44	BBB–	454,540
		South Africa – 8.6%
62,000	ZAR	Republic of South Africa	7.250%	1/15/20	BBB+	5,687,443
43,000	ZAR	Republic of South Africa	6.750%	3/31/21	Baa1	3,787,882
12,800	ZAR	Republic of South Africa	10.500%	12/21/26	BBB+	1,403,763
117,800	ZAR	Total South Africa				10,879,088
		South Korea – 5.1%
6,500,000	KRW	South Korea Monetary Stability Bond	2.840%	12/02/14	AA	6,430,599
		Sweden – 1.1%
8,500	SEK	Republic of Sweden, 144A	3.500%	6/01/22	AAA	1,460,198
		Turkey – 9.5%
12,300	TRY	Republic of Turkey, Government Bond	9.000%	3/08/17	BBB	5,918,874
5,975	TRY	Republic of Turkey, Government Bond	10.500%	1/15/20	BBB	3,067,031
1,000		Republic of Turkey, Government Bond	6.250%	9/26/22	Baa3	1,126,800
3,370	TRY	Republic of Turkey, Government Bond	7.100%	3/08/23	BBB	1,441,945
500		Republic of Turkey, Government Bond	4.875%	4/16/43	Baa3	470,000
		Total Turkey				12,024,650
		United Kingdom – 4.1%
1,500	GBP	United Kingdom Gilt	3.750%	9/07/20	Aa1	2,797,112
1,300	GBP	United Kingdom, Treasury Bill	3.750%	9/07/19	AAA	2,413,773
2,800	GBP	Total United Kingdom				5,210,885
		Total Sovereign Debt (cost $87,787,708)				81,955,151

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 6.0% (4.1% of Total Investments)
$738	Banc of America Alternative Loan Trust, Pass Through Certificates, Series 2006-6	6.000%	7/25/46	Caa3	$600,947
563	Bayview Opportunity Master Fund Trust, 2013-8NPL, 144A	3.228%	3/28/33	N/R	564,063
750	CarFinance Capital Auto Trust, Automobile Receivables-Backed Notes, Series 2013-1, 144A	3.450%	3/15/19	Baa2	768,754
538	Countrywide Asset Backed Certificates, Series 2007-4 A2	5.530%	4/25/47	Caa1	517,983
377	Countrywide Home Loans Mortgage, Series 2005-27	5.500%	12/25/35	Caa1	354,436
3,850	Fannie Mae TBA Mortgage Pool, WI/DD	3.000%	TBA	N/R	3,803,380
1,000	New Residential Advance Receivables Trust 2014-T1, 144A	5.926%	3/15/45	N/R	1,000,000
$7,816	Total Asset-Backed and Mortgage-Backed Securities (cost $7,588,615)				7,609,563
	Total Long-Term Investments (cost $183,808,128)				179,599,461
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 4.7% (3.2% of Total Investments)
$5,908	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/14, repurchase price $5,908,414, collateralized by $5,740,000 U.S. Treasury Notes, 2.625%, due 8/15/20, value $6,027,000	0.000%	7/01/14		$5,908,414
	Total Short-Term Investments (cost $5,908,414)				5,908,414
	Total Investments (cost $189,716,542) – 146.5%				185,507,875
	Borrowings – (44.2)% (5), (6)				(56,000,000)
	Other Assets Less Liabilities – (2.3)% (7)				(2,900,624)
	Net Assets – 100%				$126,607,251

Investments in Derivatives as of June 30, 2014

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (7)
Barclays	Polish Zloty	6,675,000	U.S. Dollar	2,181,308	8/29/14	$(8,613)
BNP Paribas	Euro	5,131,500	U.S. Dollar	7,033,670	7/31/14	6,339
Citibank N.A.	Euro	730,000	U.S. Dollar	1,000,505	7/31/14	807
Citibank N.A.	Euro	1,000,000	U.S. Dollar	1,369,476	7/31/14	26
Citibank N.A.	Euro	1,350,000	U.S. Dollar	1,837,656	7/31/14	(11,101)
Citibank N.A.	Swedish Krona	9,220,000	U.S. Dollar	1,378,774	8/29/14	(287)
Citibank N.A.	U.S. Dollar	2,934,383	Australian Dollar	3,150,000	7/31/14	29,754
Citibank N.A.	U.S. Dollar	988,813	Euro	725,000	7/31/14	4,038
Citibank N.A.	U.S. Dollar	36,879	Euro	27,000	7/31/14	97
Citibank N.A.	U.S. Dollar	4,952,758	Mexican Peso	65,000,000	8/14/14	42,604
Citibank N.A.	U.S. Dollar	9,030,405	Pound Sterling	5,300,000	8/18/14	36,658
Credit Suisse	Malaysian Ringgit	9,347,000	U.S. Dollar	2,898,474	7/22/14	(11,633)
Credit Suisse	Norwegian Krone	20,990,000	U.S. Dollar	3,487,232	8/29/14	72,658
Credit Suisse	Norwegian Krone	440,000	U.S. Dollar	71,502	8/29/14	(75)
Credit Suisse	U.S. Dollar	3,575,419	Brazilian Real	8,000,000	7/02/14	45,310
Goldman Sachs	Pound Sterling	3,100,000	U.S. Dollar	5,191,772	7/31/14	(112,369)
Goldman Sachs	U.S. Dollar	5,303,523	Pound Sterling	3,140,000	7/31/14	69,059
Goldman Sachs	U.S. Dollar	5,395,904	Pound Sterling	3,200,000	7/31/14	79,338
JPMorgan	South Korean Won	6,560,000,000	U.S. Dollar	6,359,362	8/29/14	(109,934)
JPMorgan	U.S. Dollar	8,945,647	Malaysian Ringgit	29,000,000	8/12/14	77,561
JPMorgan	U.S. Dollar	3,588,621	Indonesian Rupiah	41,000,000,000	8/20/14	(154,091)
JPMorgan	U.S. Dollar	54,857	South Korean Won	56,000,000	8/29/14	368

Nuveen Investments

JGG  Nuveen Global Income Opportunities Fund
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Investments in Derivatives as of June 30, 2014 (continued)

Forward Foreign Currency Exchange Contracts outstanding (continued):

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (7)
Morgan Stanley	Canadian Dollar	1,095,000	U.S. Dollar	996,097	7/09/14	$(29,922)
Morgan Stanley	Canadian Dollar	360,000	U.S. Dollar	329,006	7/09/14	(8,316)
Morgan Stanley	Turkish Lira	14,000,000	U.S. Dollar	6,439,698	8/01/14	(125,828)
Morgan Stanley	U.S. Dollar	18,649	Canadian Dollar	20,000	7/09/14	91
Morgan Stanley	U.S. Dollar	1,830,913	Turkish Lira	3,870,000	8/01/14	(16,013)
Nomura International	Brazilian Real	7,391,501	U.S. Dollar	16,350,000	7/02/14	(8,363)
Nomura International	U.S. Dollar	3,724,353	Brazilian Real	8,350,000	7/02/14	54,782
Nomura International	U.S. Dollar	7,324,941	Brazilian Real	16,350,000	8/04/14	5,747
Nomura International	U.S. Dollar	8,940,194	New Zealand Dollar	10,300,000	8/20/14	37,331
						$(33,977)

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (8)	Termination Date	Unrealized Appreciation (Depreciation) (7)
JPMorgan	$22,469,000	Receive	1-Month USD-LIBOR-BBA	1.255%	Monthly	12/01/14	12/01/18	$267,705
JPMorgan	22,469,000	Receive	1-Month USD-LIBOR-BBA	1.673	Monthly	12/01/14	12/01/20	525,929
JPMorgan	2,000,000	Receive	3-Month USD-LIBOR-BBA	2.078	Semi-Annually	2/19/13	2/19/23	43,301
Morgan Stanley	11,000,000	Receive	3-Month USD-LIBOR-BBA	2.095	Semi-Annually	3/19/13	3/19/23	248,674
Morgan Stanley	3,000,000	Receive	3-Month USD-LIBOR-BBA	2.055	Semi-Annually	3/22/13	3/22/23	78,820
	$60,938,000							$1,164,429

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value (Local Currency)		Notional Amount at Value (Base Currency)*	Unrealized Appreciation (Depreciation) (U.S. Dollars)
5-Year U.S. Treasury Note	Short	(113)	9/14	(13,499,086	) USD	$(13,499,086)	$25,388
90-Day Eurodollar	Short	(159)	6/16	(39,177,600	) USD	(39,177,600)	(45,187)
Euro-Bund	Long	67	9/14	9,849,670	EUR	13,487,156	127,699
Long U.S. Treasury Bond	Short	(6)	9/14	(823,125	) USD	(823,125)	5,403
Ultra Long U.S. Treasury Bond	Short	(19)	9/14	(2,848,812	) USD	(2,848,812)	17,760
						$(42,861,467)	$131,063

*  Total aggregate Notional Amount at Value of long and short positions is $13,487,156 and $(56,348,623), respectively.

Nuveen Investments

(1)  All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)  Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(4)  Perpetual security. Maturity date is not applicable.

(5)  Borrowings as a percentage of Total Investments is 30.2%.

(6)  The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for Borrowings.

(7)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of certain derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(8)  Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

N/A  Not applicable.

TBA  To be announced. Maturity date not known prior to settlement of this transaction.

WI/DD  Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

BRL  Brazilian Real

CAD  Canadian Dollar

EUR  Euro

GBP  British Pound Sterling

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

PLN  Polish Zloty

SEK  Swedish Krona

TRY  Turkish Lira

USD  United States Dollar

ZAR  South African Rand

USD-LIBOR-BBA  United States Dollar-London Inter-Bank Offered Rate

See accompanying notes to financial statements.

Nuveen Investments

JGT

Nuveen Diversified Currency Opportunities Fund

Portfolio of Investments  June 30, 2014 (Unaudited)

Shares	Description (1)	Coupon		Ratings (2)	Value
	LONG-TERM INVESTMENTS – 93.7% (96.2% of Total Investments)
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.3% (0.2% of Total Investments)
	Capital Markets – 0.3%
50,000	Morgan Stanley	7.125%		BB+	$1,393,500
	Total $25 Par (or similar) Retail Preferred (cost $1,250,000)				1,393,500
Principal Amount (000) (3)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 14.8% (15.2% of Total Investments)
	Automobiles – 0.3%
$1,580	Jaguar Land Rover PLC, 144A	8.125%	5/15/21	BB	$1,777,500
	Banks – 2.0%
1,000	Banco Do Brasil, 144A	9.000%	12/31/49	Ba3	986,250
3,000	Export Import Bank of Korea	1.250%	11/20/15	Aa3	3,015,492
4,000	Societe Generale, 144A	5.000%	1/17/24	BBB+	4,183,344
2,500	State Bank of India London, 144A	3.622%	4/17/19	BBB–	2,515,180
500	Turkiye Halk Bankasi, 144A	4.750%	6/04/19	Baa3	499,550
11,000	Total Banks				11,199,816
	Building Products – 0.2%
750	US Concrete Inc., 144A	8.500%	12/01/18	B	813,750
	Chemicals – 0.6%
1,000	Ineos Group Holdings SA, 144A	6.125%	8/15/18	B–	1,035,000
1,000	TPC Group Inc., 144A	8.750%	12/15/20	B	1,107,500
1,125	Trinseo Materials Operating	8.750%	2/01/19	B	1,212,188
3,125	Total Chemicals				3,354,688
	Consumer Finance – 0.5%
3,000	Ford Motor Credit Company	1.500%	1/17/17	BBB–	3,016,308
	Containers & Packaging – 0.4%
1,000	Beverage Packaging Holdings Luxembourg II SA, 144A	6.000%	6/15/17	CCC+	1,025,000
1,000	Reynolds Group	7.875%	8/15/19	B+	1,088,750
2,000	Total Containers & Packaging				2,113,750
	Diversified Telecommunication Services – 0.6%
1,500	Level 3 Financing Inc.	8.625%	7/15/20	BB	1,680,000
1,500	WideOpenWest Finance Capital Corporation	10.250%	7/15/19	CCC+	1,685,625
3,000	Total Diversified Telecommunication Services				3,365,625
	Electric Utilities – 0.6%
3,000	Power Sector Asset and Liabilities Management Corporation, 144A	6.875%	11/02/16	BBB	3,360,000
	Food Products – 0.4%
1,000	Marfrig Holding Europe BV, 144A	8.375%	5/09/18	B	1,063,450
1,250	Sun Merger Sub Inc., Smithfield Foods Acquisition, 144A	5.250%	8/01/18	BB–	1,306,250
2,250	Total Food Products				2,369,700
	Household Durables – 0.2%
1,000	Rialto Holdings LLC-Rialto Corporation, 144A	7.000%	12/01/18	B	1,050,000

Nuveen Investments

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Independent Power & Renewable Electricity Producers – 0.3%
$1,500		RRI Energy Inc.	7.875%	6/15/17	B	$1,593,750
		Machinery – 0.3%
930		Blueline Rental Finance Corporation, 144A	7.000%	2/01/19	B	992,775
750		Chassix Inc., 144A	9.250%	8/01/18	B–	815,625
1,680		Total Machinery				1,808,400
		Media – 0.4%
1,300		Numericable Group SA, 144A	6.000%	5/15/22	Ba3	1,352,000
790		Sirius XM Radio Inc., 144A	5.750%	8/01/21	BB	829,500
2,090		Total Media				2,181,500
		Metals & Mining – 1.2%
2,500		Cliffs Natural Resources Inc.	3.950%	1/15/18	BBB–	2,533,323
1,500		FMG Resources, 144A	8.250%	11/01/19	BB+	1,633,125
400		Severstal OAO Via Steel Capital SA, 144A	4.450%	3/19/18	BB+	395,016
2,000		Xstrata Finance Canada Limited, 144A	5.800%	11/15/16	BBB	2,200,678
6,400		Total Metals & Mining				6,762,142
		Oil, Gas & Consumable Fuels – 5.4%
1,000	CAD	Athabasca Oil Corporation, 144A	7.500%	11/19/17	B	957,078
3,000		CNOOC Finance 2013 Limited	1.125%	5/09/16	AA–	3,006,615
1,500		CNOOC Finance 2014 ULC	4.250%	4/30/24	AA–	1,538,001
5,000		CNPC General Capital Limited, 144A	1.450%	4/16/16	A+	5,006,945
1,500		CONSOL Energy Inc.	8.250%	4/01/20	BB	1,623,750
3,000		Korea National Oil Corporation, 144A	5.375%	7/30/14	AA–	3,010,407
800	CAD	Paramount Resources Limited, 144A	7.625%	12/04/19	B	800,337
2,000		Petrobras International Finance Company	3.875%	1/27/16	Baa1	2,062,100
2,000		Petrohawk Energy Corporation	7.250%	8/15/18	A	2,090,000
5,000		Petroleos Mexicanos	4.875%	3/15/15	A3	5,140,000
3,000		Sinopec Capital 2013, 144A	1.250%	4/24/16	Aa3	3,001,020
2,000		Transocean Inc.	2.500%	10/15/17	BBB–	2,042,384
		Total Oil, Gas & Consumable Fuels				30,278,637
		Personal Products – 0.2%
1,000		Albea Beauty Holdings SA, 144A	8.375%	11/01/19	B+	1,087,500
		Real Estate Management & Development – 0.2%
1,000		Country Garden Holding Company, 144A	11.125%	2/23/18	BB	1,091,200
		Transportation Infrastructure – 0.2%
800		Aviation Capital Group Corporation, 144A	3.875%	9/27/16	BBB–	828,000
		Wireless Telecommunication Services – 0.8%
4,000		Telefonica Emisiones SAU	3.992%	2/16/16	BBB+	4,187,991
		Total Corporate Bonds (cost $81,633,496)				82,240,257
Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 0.6% (0.6% of Total Investments)
		Banks – 0.6%
$3,000		Citigroup Inc.	8.400%	N/A (4)	BB+	$3,421,500
		Total $1,000 Par (or similar) Institutional Preferred (cost $3,467,924)				3,421,500

Nuveen Investments

JGT  Nuveen Diversified Currency Opportunities Fund
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		SOVEREIGN DEBT – 72.8% (74.8% of Total Investments)
		Argentina – 0.4%
$2,500		Republic of Argentina	7.000%	10/03/15	B–	$2,417,500
		Brazil – 16.0%
1,000		Banco Nacional de Desenvolvimento Economico e Social, 144A	3.375%	9/26/16	Baa2	1,033,750
61,250	BRL	Letra De Tesouro Nacional de Brazil	0.000%	1/01/15	BBB+	26,258,051
74,500	BRL	Letra De Tesouro Nacional de Brazil	0.000%	4/01/15	BBB+	31,140,461
79,900	BRL	Letra De Tesouro Nacional de Brazil	0.000%	1/01/16	BBB+	30,757,504
		Total Brazil				89,189,766
		Canada – 7.2%
16,000	CAD	Province of Ontario	3.250%	9/08/14	Aa2	15,053,090
10,000	CAD	Province of Ontario	3.150%	9/08/15	Aa2	9,597,676
16,000	CAD	Quebec Province	5.500%	12/01/14	Aa2	15,267,063
42,000	CAD	Total Canada				39,917,829
		Colombia – 2.1%
5,500		Republic of Colombia	8.250%	12/22/14	BBB	5,687,000
9,948,000	COP	Republic of Colombia	12.000%	10/22/15	BBB	5,779,642
		Total Colombia				11,466,642
		Greece – 1.0%
4,000	EUR	Hellenic Republic, 144A	4.750%	4/17/19	B	5,596,166
		Hungary – 0.3%
1,500		Republic of Hungary, Government Bond	4.125%	2/19/18	Ba1	1,563,750
		Indonesia – 2.9%
8,000		Republic of Indonesia, 144A	7.250%	4/20/15	Baa3	8,390,000
2,000		Republic of Indonesia, 144A	7.500%	1/15/16	Baa3	2,187,500
5,000		Republic of Indonesia, 144A	5.875%	3/13/20	Baa3	5,550,000
15,000		Total Indonesia				16,127,500
		Ireland – 1.5%
2,000	EUR	Irish Republic Treasury Bond	4.600%	4/18/16	A–	2,951,527
3,400	EUR	Irish Republic Treasury Bond	5.500%	10/18/17	A–	5,417,606
5,400	EUR	Total Ireland				8,369,133
		Italy – 4.5%
2,000	EUR	Buoni Poliennali del Tesoro, Italian Treasury Bond	3.000%	4/15/15	BBB+	2,794,057
5,000	EUR	Buoni Poliennali del Tesoro, Italian Treasury Bond	4.750%	9/15/16	BBB+	7,451,760
10,000	EUR	Buoni Poliennali del Tesoro, Italian Treasury Bond	4.000%	2/01/17	BBB+	14,825,414
17,000	EUR	Total Italy				25,071,231
		Malaysia – 4.8%
85,000	MYR	Republic of Malaysia	3.197%	10/15/15	A	26,486,143
		Mexico – 10.4%
166,000	MXN	Mexico Bonos de DeSarrollo	8.000%	12/17/15	A	13,659,803
245,500	MXN	Mexico Bonos de DeSarrollo	7.250%	12/15/16	A	20,510,069
249,500	MXN	Mexico Bonos de DeSarrollo	4.750%	6/14/18	A	19,451,673
55,500	MXN	United Mexican States	9.500%	12/18/14	A	4,402,641
716,500	MXN	Total Mexico				58,024,186
		Norway – 1.8%
60,000	NOK	Norwegian Government Bond	5.000%	5/15/15	AAA	10,090,009

Nuveen Investments

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Peru – 2.3%
25,000	PEN	Republic of Peru Treasury Bond	8.600%	8/12/17	A–	$10,116,223
$1,146		Republic of Peru	9.875%	2/06/15	A3	1,206,165
1,500		Republic of Peru	8.375%	5/03/16	A3	1,692,000
		Total Peru				13,014,388
		Philipines – 0.4%
2,000		Republic of the Philippines	8.375%	6/17/19	BBB	2,547,500
		Poland – 1.0%
5,500		Republic of Poland	3.875%	7/16/15	A2	5,687,000
		Portugal – 2.6%
6,000	EUR	Portugal Obrigacoes do Tesouro, 144A	4.750%	6/14/19	BB	9,109,517
3,500	EUR	Portugal Obrigacoes do Tesouro, 144A	5.650%	2/15/24	BB+	5,554,854
9,500	EUR	Total Portugal				14,664,371
		Slovenia – 0.2%
1,000		Republic of Slovenia, 144A	4.125%	2/18/19	A–	1,053,450
		South Africa – 5.0%
32,000	ZAR	Republic of South Africa	13.500%	9/15/15	BBB+	3,239,537
139,000	ZAR	Republic of South Africa	8.250%	9/15/17	Baa1	13,412,095
115,000	ZAR	Republic of South Africa	8.000%	12/21/18	BBB+	10,988,312
286,000	ZAR	Total South Africa				27,639,944
		Spain – 2.6%
5,000	EUR	Kingdom of Spain, Bonos y Obligado Del Esatado	3.300%	10/31/14	BBB+	6,915,993
5,000	EUR	Kingdom of Spain, Bonos y Obligado Del Esatado	4.250%	10/31/16	BBB+	7,414,830
10,000	EUR	Total Spain				14,330,823
		Sri Lanka – 0.4%
2,000		Republic of Sri Lanka, 144A	6.000%	1/14/19	BB–	2,105,000
		Turkey – 4.7%
5,900	TRY	Republic of Turkey, Government Bond	7.500%	9/24/14	BBB	2,780,124
36,800	TRY	Republic of Turkey, Government Bond	6.500%	1/07/15	Baa1	17,224,922
12,500	TRY	Republic of Turkey, Government Bond	10.700%	2/24/16	BBB	6,132,588
55,200	TRY	Total Turkey				26,137,634
		Vietnam – 0.7%
3,500		Socialist Republic of Vietnam, 144A	6.875%	1/15/16	BB–	3,745,000
		Total Sovereign Debt (cost $414,289,900)				405,244,965
Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 5.2% (5.4% of Total Investments)
$1,575		Bayview Opportunity Master Fund Trust, 2013-8NPL, 144A	3.228%	3/28/33	N/R	$1,579,376
1,000		CAM Mortgage Trust 2013-1, 144A	5.500%	12/15/53	N/R	998,417
1,275		CAM Mortgage Trust 2014-2, 144A	4.450%	5/15/48	N/R	1,275,000
2,963		Countrywide Asset Backed Certificates, Series 2007-4 A2	5.530%	4/25/47	Caa1	2,852,605
3,325		Fannie Mae Mortgage Pool AB9659	3.000%	6/01/43	Aaa	3,297,133
5,448		Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10	5.803%	8/10/45	A	6,033,250
2,475		GP Portfolio Trust 2014-GPP A, 144A	2.902%	2/15/27	BBB–	2,478,826
2,002		Monty Parent Issuer LLC 2013-LTR1, 144A	3.470%	11/20/28	CCC	2,004,446
2,300		New Residential Advance Receivables Trust 2014-T1, 144A	5.926%	3/15/45	N/R	2,300,000

Nuveen Investments

JGT  Nuveen Diversified Currency Opportunities Fund
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)
$1,245	Oaktree Real Estate Investments, Comnmerial Mortgage Asset Backed Securities ORES NPL LLC 2013-LV2I, 144A	3.081%	9/25/25	N/R	$1,245,311
4	Stanwich Mortgage Loan Trust, Series 2012-NPL5, 144A	2.981%	10/18/42	N/R	4,428
2,538	Vericrest Opportunity Loan Transferee, Private CMO 2013 NPL1, 144A	4.250%	8/25/58	N/R	2,558,123
2,475	Walter Investment Management Company Capital Trust, Series 2012-AA, 144A	4.549%	10/16/50	BBB	2,509,103
$28,625	Total Asset-Backed and Mortgage-Backed Securities (cost $29,324,480)				29,136,018
	Total Long-Term Investments (cost $529,965,800)				521,436,240
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SHORT-TERM INVESTMENTS – 3.7% (3.8% of Total Investments)
	REPURCHASE AGREEMENTS – 0.1%
$436	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/14, repurchase price $436,157, collateralized by $425,000 U.S. Treasury Notes, 2.625%, due 8/15/20, value $446,250	0.000%	7/01/14	N/A	$436,157
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 3.6%
7,007	Fannie Mae Notes	0.375%	3/16/15	Aaa	7,018,975
13,000	Federal Home Loan Bank Bonds	0.090%	1/16/15	Aaa	12,998,050
20,007	Total U.S. Government and Agency Obligations				20,017,025
$20,443	Total Short-Term Investments (cost $20,453,259)				20,453,182
	Total Investments (cost $550,419,059) – 97.4%				541,889,422
	Other Assets Less Liabilities – 2.6% (5)				14,499,249
	Net Assets – 100%				$556,388,671

Investments in Derivatives as of June 30, 2014

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (5)
Barclays	New Zealand Dollar	32,700,000	U.S. Dollar	28,075,765	7/09/14	$(536,509)
Barclays	U.S. Dollar	28,010,330	New Zealand Dollar	32,700,000	7/09/14	601,945
Barclays	U.S. Dollar	25,941,777	South African Rand	271,000,000	7/16/14	(519,003)
Barclays	U.S. Dollar	41,612,119	Turkish Lira	89,000,000	8/01/14	125,870
BNP Paribas	Euro	51,200,000	U.S. Dollar	70,179,072	7/31/14	63,248
BNP Paribas	Euro	1,000,000	U.S. Dollar	1,353,193	7/31/14	(16,257)
BNP Paribas	Euro	2,200,000	U.S. Dollar	2,977,971	7/31/14	(34,819)
Citibank N.A.	Mexican Peso	22,000,000	U.S. Dollar	1,687,498	7/11/14	(7,197)
Citibank N.A.	Mexican Peso	14,700,000	U.S. Dollar	1,133,000	7/11/14	636
Citibank N.A.	South Korean Won	29,700,000,000	U.S. Dollar	28,618,231	7/07/14	(730,562)
Citibank N.A.	U.S. Dollar	29,153,374	South Korean Won	29,700,000,000	7/07/14	195,419
Citibank N.A.	U.S. Dollar	24,907,552	Mexican Peso	326,000,000	7/11/14	204,757
Citibank N.A.	U.S. Dollar	85,377,934	Mexican Peso	1,120,500,000	8/14/14	734,429
Citibank N.A.	U.S. Dollar	6,050,899	Peruvian Nouveau Sol	17,000,000	8/18/14	(6,314)
Credit Suisse	Norwegian Krone	170,000,000	U.S. Dollar	28,521,097	7/31/14	835,591
Credit Suisse	Norwegian Krone	149,128,898	U.S. Dollar	24,775,946	8/29/14	516,218
Credit Suisse	U.S. Dollar	22,346,369	Brazilian Real	50,000,000	7/02/14	283,185
Credit Suisse	U.S. Dollar	11,163,483	Malaysian Ringgit	36,000,000	7/22/14	44,804
Credit Suisse	U.S. Dollar	22,000,338	Indian Rupee	1,300,000,000	8/27/14	(547,156)

Nuveen Investments

Investments in Derivatives as of June 30, 2014 (continued)

Forward Foreign Currency Exchange Contracts outstanding (continued):

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (5)
Deutsche Bank AG	Euro	16,400,000	U.S. Dollar	22,481,940	7/16/14	$24,233
Deutsche Bank AG	Swiss Franc	20,000,000	U.S. Dollar	22,777,746	7/16/14	222,157
Deutsche Bank AG	U.S. Dollar	22,489,131	Swiss Franc	20,000,000	7/16/14	66,459
Goldman Sachs	Canadian Dollar	15,000,000	U.S. Dollar	13,643,744	7/09/14	(411,318)
Goldman Sachs	U.S. Dollar	568,749	Canadian Dollar	610,000	7/09/14	2,824
Goldman Sachs	U.S. Dollar	11,002,352	South African Rand	118,400,000	7/31/14	77,323
Goldman Sachs	U.S. Dollar	35,809,410	Pound Sterling	21,000,000	8/29/14	113,504
JPMorgan	Euro	20,150,000	U.S. Dollar	27,475,472	8/29/14	(121,960)
JPMorgan	U.S. Dollar	21,779,688	South African Rand	235,000,000	7/31/14	211,223
JPMorgan	U.S. Dollar	28,379,295	Malaysian Ringgit	92,000,000	8/12/14	246,055
JPMorgan	U.S. Dollar	23,194,748	Indonesian Rupiah	265,000,000,000	8/20/14	(995,956)
Morgan Stanley	Chilean Peso	14,000,000,000	U.S. Dollar	25,105,353	7/07/14	(197,175)
Morgan Stanley	Turkish Lira	40,000,000	U.S. Dollar	18,399,137	8/01/14	(359,509)
Morgan Stanley	U.S. Dollar	25,430,040	Chilean Peso	14,000,000,000	7/07/14	(127,512)
Morgan Stanley	U.S. Dollar	29,998,454	Malaysian Ringgit	97,000,000	7/14/14	205,073
Morgan Stanley	U.S. Dollar	62,378,767	Turkish Lira	131,850,000	8/01/14	(545,578)
Nomura International	Brazilian Real	49,000,000	U.S. Dollar	21,855,486	7/02/14	(321,477)
Nomura International	Brazilian Real	1,000,000	U.S. Dollar	452,080	7/02/14	(512)
Nomura International	Japanese Yen	7,000,000,000	U.S. Dollar	68,831,245	8/29/14	(295,807)
Nomura International	U.S. Dollar	448,009	Brazilian Real	1,000,000	8/04/14	352
Nomura International	U.S. Dollar	26,067,000	New Zealand Dollar	30,000,000	8/20/14	81,132
Standard Chartered Bank	U.S. Dollar	21,990,439	Indonesian Rupiah	253,000,000,000	8/21/14	(799,935)
Standard Chartered Bank	U.S. Dollar	24,899,058	Indian Rupee	1,480,000,000	8/22/14	(455,961)
Standard Chartered Bank	U.S. Dollar	11,950,491	Indonesian Rupiah	140,000,000,000	8/28/14	(236,362)
UBS	Canadian Dollar	29,600,000	U.S. Dollar	27,156,212	7/31/14	(564,319)
UBS	Japanese Yen	2,900,000,000	U.S. Dollar	28,500,108	7/31/14	(132,502)
UBS	U.S. Dollar	12,114,700	Australian Dollar	13,000,000	7/31/14	118,244
UBS	U.S. Dollar	27,158,644	South African Rand	290,000,000	8/14/14	(83,474)
						$(3,072,493)

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value (Local Currency)		Notional Amount at Value (Base Currency)*	Unrealized Appreciation (Depreciation) (U.S. Dollars)
2-Year U.S. Treasury Note	Short	(29)	9/14	(6,368,219	) USD	$(6,368,219)	$6,710
5-Year U.S. Treasury Note	Short	(360)	9/14	(43,005,938	) USD	(43,005,938)	80,863
10-Year U.S. Treasury Note	Short	(43)	9/14	(5,382,391	) USD	(5,382,390)	3,350
90-Day Eurodollar	Short	(350)	3/16	(86,471,875	) USD	(86,471,875)	(81,036)
90-Day Eurodollar	Short	(289)	6/16	(71,209,600	) USD	(71,209,600)	(76,767)
Euro-Bund	Long	74	9/14	10,878,740	EUR	14,896,262	156,402
						$(197,541,760)	$89,522

*  Total aggregate Notional Amount at Value of long and short positions is $14,896,262 and $(212,438,022), respectively.

Nuveen Investments

JGT  Nuveen Diversified Currency Opportunities Fund
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

(1)  All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)  Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(4)  Perpetual security. Maturity date is not applicable.

(5)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of certain derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

N/A  Not applicable.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

BRL  Brazilian Real

CAD  Canadian Dollar

COP  Colombian Peso

EUR  Euro

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

PEN  Peruvian Nuevo Sol

TRY  Turkish Lira

USD  United States Dollar

ZAR  South African Rand

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Assets and Liabilities  June 30, 2014 (Unaudited)

	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Assets
Long-term investments, at value (cost $183,808,128 and $529,965,800, respectively)	$179,599,461	$521,436,240
Short-term investments, at value (cost $5,908,414 and $20,453,259, respectively)	5,908,414	20,453,182
Cash denominated in foreign currencies (cost $110,548 and $—, respectively)	111,382	—
Cash collateral at brokers(1)	805,597	8,128,967
Unrealized appreciation on:
Forward foreign currency exchange contracts, net	340,720	1,848,831
Interest rate swaps	1,164,429	—
Receivable for:
Dividends	18,984	22,266
Due from broker (net of amounts uncollectible of $135,899 and $—, respectively)	605,066	150,747
Interest	2,153,560	5,606,766
Investments sold	1,370,784	13,683,751
Reclaims	20,790	29,767
Variation margin on futures contracts	9,623	9,598
Other assets	15,792	46,844
Total assets	192,124,602	571,416,959
Liabilities
Borrowings	56,000,000	—
Cash overdraft	65,330	448,312
Unrealized depreciation on forward foreign currency exchange contracts, net	374,697	4,921,324
Payable for:
Custodian bank	605,066	—
Dividends	1,817,756	8,541,034
Investments purchased	6,221,452	—
Shares repurchased	129,153	336,700
Variation margin on futures contracts	45,964	65,903
Accrued expenses:
Interest on borrowings	44,392	—
Management fees	130,200	397,373
Trustees fees	1,132	42,554
Other	82,209	275,088
Total liabilities	65,517,351	15,028,288
Net assets	$126,607,251	$556,388,671
Shares outstanding	9,079,918	44,813,135
Net asset value ("NAV") per share outstanding	$13.94	$12.42
Net assets consist of:
Shares, ($.01) par value per share	$90,799	$448,131
Paid-in surplus	130,625,925	597,203,723
Undistributed (Over-distribution of) net investment income	(3,445,232)	(32,593,055)
Accumulated net realized gain (loss)	2,273,463	2,810,706
Net unrealized appreciation (depreciation)	(2,937,704)	(11,480,834)
Net assets	$126,607,251	$556,388,671
Authorized shares	Unlimited	Unlimited

(1)  Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Operations  Six Months Ended June 30, 2014 (Unaudited)

	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Investment Income (net of foreign tax withheld of $26,411 and $219, respectively)	$4,402,446	$11,852,106
Expenses
Management fees	778,044	2,401,995
Interest expense on borrowings	272,697	—
Shareholder servicing agent fees and expenses	136	233
Custodian fees and expenses	69,732	144,995
Trustees fees and expenses	2,440	7,439
Professional fees	37,000	36,496
Shareholder reporting expenses	18,069	62,868
Stock exchange listing fees	4,377	7,498
Investor relations expenses	18,243	68,635
Other expenses	11,253	12,490
Total expenses	1,211,991	2,742,649
Net investment income (loss)	3,190,455	9,109,457
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	942,934	(7,378,155)
Forward foreign currency exchange contracts	1,310,926	15,449,334
Futures contracts	49,519	(490,421)
Swaps	133,508	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	7,303,917	17,399,305
Forward foreign currency exchange contracts	262,096	(713,802)
Futures contracts	(17,682)	(885,315)
Swaps	(1,970,257)	—
Net realized and unrealized gain (loss)	8,014,961	23,380,946
Net increase (decrease) in net assets from operations	$11,205,416	$32,490,403

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Changes in Net Assets  (Unaudited)

	Global Income Opportunities (JGG)		Diversified Currency Opportunities (JGT)
	Six Months Ended 6/30/14	Year Ended 12/31/13	Six Months Ended 6/30/14	Year Ended 12/31/13
Operations
Net investment income (loss)	$3,190,455	$6,514,317	$9,109,457	$15,378,750
Net realized gain (loss) from:
Investments and foreign currency	942,934	(193,905)	(7,378,155)	(8,491,949)
Forward foreign currency exchange contracts	1,310,926	(6,822,974)	15,449,334	(52,686,694)
Futures contracts	49,519	256,147	(490,421)	336,174
Options purchased	—	(256,883)	—	(1,329,323)
Options written	—	29,625	—	612,250
Swaps	133,508	1,049,316	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	7,303,917	(13,264,387)	17,399,305	(24,362,430)
Forward foreign currency exchange contracts	262,096	(824,780)	(713,802)	(7,819,786)
Futures contracts	(17,682)	(107,787)	(885,315)	974,730
Swaps	(1,970,257)	2,843,444	—	—
Net increase (decrease) in net assets from operations	11,205,416	(10,777,867)	32,490,403	(77,388,278)
Distributions to Shareholders
From and in excess of net investment income	(3,956,850)	—	(18,519,066)	—
From accumulated net realized gains	—	(770,358)	—	(1,486,107)
Return of capital	—	(9,942,604)	—	(48,832,158)
Decrease in net assets from distributions to shareholders	(3,956,850)	(10,712,962)	(18,519,066)	(50,318,265)
Capital Share Transactions
Cost of shares repurchased and retired	(2,636,326)	(806,265)	(13,657,233)	(21,316,878)
Net increase (decrease) in net assets from capital share transactions	(2,636,326)	(806,265)	(13,657,233)	(21,316,878)
Net increase (decrease) in net assets	4,612,240	(22,297,094)	314,104	(149,023,421)
Net assets at the beginning of period	121,995,011	144,292,105	556,074,567	705,097,988
Net assets at the end of period	$126,607,251	$121,995,011	$556,388,671	$556,074,567
Undistributed (Over-distribution of) net investment income at the end of period	$(3,445,232)	$(2,678,837)	$(32,593,055)	$(23,183,446)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Cash Flows  Six Months Ended June 30, 2014 (Unaudited)

Global Income Opportunities (JGG)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$11,205,416
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(60,518,514)
Proceeds from sales and maturities of investments	60,796,526
Proceeds from (Purchases of) short-term investments, net	(3,506,074)
Proceeds from (Payments for) cash denominated in foreign currencies, net	62,073
Proceeds from (Payments for) swap contracts, net	133,508
Amortization (Accretion) of premiums and discounts, net	1,226,756
(Increase) Decrease in:
Cash collateral at brokers	366,024
Receivable for dividends	1,114
Receivable for interest	183,409
Receivable for investments sold	(1,370,784)
Receivable for reclaims	385
Receivable for variation margin on credit default swaps	5,677
Receivable for variation margin on futures contracts	23,775
Other assets	13,610
Increase (Decrease) in:
Payable for investments purchased	2,550,151
Payable for variation margin on futures contracts	45,964
Accrued interest on borrowings	(7,859)
Accrued management fees	(1,565)
Accrued Trustees fees	26
Accrued other expenses	(2,624)
Net realized (gain) loss from:
Investments and foreign currency	(942,934)
Paydowns	26,552
Swaps	(133,508)
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(7,303,917)
Forward foreign currency exchange contracts	(262,096)
Swaps	1,970,257
Net cash provided by (used in) operating activities	4,561,348
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	84,919
Cash distributions paid to shareholders	(2,139,094)
Cost of shares repurchased and retired	(2,507,173)
Net cash provided by (used in) financing activities	(4,561,348)
Net Increase (Decrease) in Cash	—
Cash at the beginning of period	—
Cash at the end of period	$—
Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs) was $263,944.

See accompanying notes to financial statements.

Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions											Total Returns
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income		From Accum- ulated Net Realized Gains	Return of Capital	Total	Offering Costs		Discount from Shares Repur- chased and Retired		Ending NAV	Ending Market Value	Based on NAV(b)	Based on Market Value(b)
Global Income Opportunities (JGG)
Year Ended 12/31:
2014(f)	$13.13	$.34	$.87	$1.21	$(.43	)****	$—	$—	$(.43)	$—		$.03		$13.94	$12.75	9.43%	15.94%
2013	15.42	.70	(1.86)	(1.16)	—		(.08)	(1.06)	(1.14)	—		.01		13.13	11.39	(7.49)	(10.97)
2012	15.46	.23	.93	1.16	(.86)		(.34)	—	(1.20)	—		—		15.42	14.02	7.70	7.49
2011	16.33	.17	.26	.43	(.36)		—	(.94)	(1.30)	—		—		15.46	14.16	2.82	(1.19)
2010	16.76	.14	.99	1.13	(.76)		(.06)	(.74)	(1.56)	—		—		16.33	15.65	6.85	(.22)
2009	18.00	.27	.05	.32	(.87)		(.05)	(.64)	(1.56)	—		—	*	16.76	17.23	1.70	18.57
Diversified Currency Opportunities (JGT)
Year Ended 12/31:
2014(f)	12.08	.20	.50	.70	(.40	)****	—	—	(.40)	—		.04		12.42	11.23	6.21	15.61
2013	14.69	.32	(1.95)	(1.63)	—		(.03)	(1.03)	(1.06)	—		.08		12.08	10.08	(10.83)	(13.99)
2012	14.01	.24	1.64	1.88	—		(.71)	(.50)	(1.21)	—		.01		14.69	12.87	13.73	16.54
2011	15.64	.12	(.46)	(.34)	(.65)		(.24)	(.41)	(1.30)	—		.01		14.01	12.11	(2.39)**	(3.27)
2010	17.12	.36	(.42)	(.06)	(.13)		—	(1.29)	(1.42)	—		—	*	15.64	13.77	(.18)	(1.44)
2009	16.51	.49	1.62	2.11	(.93)		(.48)	(.10)	(1.51)	—	*	.01		17.12	15.41	13.35	22.55
	Borrowings at End of Period(e)
Global Income Opportunities (JGG)	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2014(f)	$56,000	$3,261
2013	56,000	3,178
2012	61,000	3,365

Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
		Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)
Global Income Opportunities (JGG)
Year Ended 12/31:
2014	(f)	$126,607	1.95	%***	5.15	%***	34%
2013		121,995	2.03		4.85		72
2012		144,292	1.16		1.47		93
2011		144,701	1.06		1.10		36
2010		152,834	1.06		.82		105
2009		156,253	1.08		1.54		177
Diversified Currency Opportunities (JGT)
Year Ended 12/31:
2014	(f)	556,389	.99	***	3.28	***	21
2013		556,075	.99		2.40		86
2012		705,098	.99		1.65		117
2011		605,962	1.06		.77		41
2010		683,648	1.13		2.28		77
2009		748,957	1.07		2.92		103

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on NAV is the combination of changes in NAV, reinvested divided income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable, as described in Note 8 – Borrowing Arrangements.

  • Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Global Income Opportunities (JGG)	Ratios of Borrowings Interest Expense to Average Net Assets(e)
Year Ended 12/31:
2014(f)	.44	%***
2013	.53
2012	.07

(d)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)  The Fund did not utilize borrowings prior to the fiscal year ended December 31, 2012.

(f)  For the six months ended June 30, 2014.

*  Rounds to less than $.01 per share.

**  During the fiscal year ended December 31, 2011, Diversified Currency Opportunities (JGT) received payments from the Adviser of $36,215 to offset losses realized on the disposal of investments purchased in violation of the Fund's investment restrictions. This reimbursement did not have an impact on the Fund's Total Return Based on NAV.

***  Annualized.

****  Represents distributions paid "From and in excess of net investment income" for the six months ended June 30, 2014, as described in Note 1 – General Information and Significant Accounting Policies, Dividends and Distributions to Shareholders.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):

•  Nuveen Global Income Opportunities Fund (JGG) ("Global Income Opportunities (JGG)")

•  Nuveen Diversified Currency Opportunities Fund (JGT) ("Diversified Currency Opportunities (JGT)")

The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified closed-end registered investment companies. Global Income Opportunities (JGG) and Diversified Currency Opportunities (JGT) were organized as Massachusetts business trusts on April 13, 2006 and February 14, 2007, respectively.

Investment Adviser

The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Agreement and Plan of Merger

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the "Purchase Agreement") to acquire Nuveen, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an "assignment" (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen fund's sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Nuveen funds will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds' investment objectives or policies.

Investment Objectives and Principal Investment Strategies

Global Income Opportunities' (JGG) primary investment objective is to provide a high level of current income and gains. The Fund's secondary investment objective is to seek capital preservation. The Fund invests at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in global debt securities, including but not limited to global sovereign and government-related debt, domestic and foreign debt securities, U.S. government securities, residential and commercial mortgage-backed securities and asset backed securities. The Fund may invest up to 20% in other types of securities, including, but not limited to, preferred securities of domestic and foreign issuers and convertible debt. The Fund may invest in global debt from issuers in both developed and emerging market countries. The Fund will invest primarily in securities rated investment grade at the time of purchase (or unrated but deemed to be of comparable quality by the Sub-Adviser.) However, the Fund may invest up to 30% of its managed assets in securities rated below investment grade (or unrated but deemed to be of comparable quality by the Sub-Adviser). The Fund may not invest in debt rated below CCC. The Fund will use futures, forwards and other derivatives to create or reduce exposure to countries, sectors, currencies, and interest rates in seeking to enhance total returns and/or manage risk. This strategy may create the economic effect of leverage. The Sub-Adviser will monitor and adjust investments using a propriety risk reduction methodology.

Diversified Currency Opportunities' (JGT) primary investment objective is to provide an attractive level of current income and total return. The Fund invests in currencies and short-term debt of both developed market and emerging market countries and has the flexibility to short foreign currencies. The Fund will maintain a foreign currency orientation with a maximum net exposure of the dollar of 35%. The Fund invests at least 80% of its managed assets in U.S. and foreign government securities, forward currency contracts, and other currency related derivative instruments and may invest 20% in

Nuveen Investments

corporate, assets-backed or other types of non-government debt. The Fund seeks to maintain a weighted-average, leverage-adjusted duration of two years or less and may employ effective leverage of up to 175% through currency forward contracts. This strategy may create the economic effect of leverage. The Sub-Adviser will monitor and adjust investments using a propriety risk reduction methodology.

The Funds are subject to regulation as a commodity pool under the Commodity Exchange Act, and the Adviser has registered with the Commodity Futures Trading Commission as a commodity pool operator.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds' portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of June 30, 2014, the Funds' outstanding when-issued/delayed delivery purchase commitments were as follows:

	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Outstanding when-issued/delayed delivery purchase commitments	$4,058,141	$—

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds' Board of Trustees, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from each Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed a Fund's total return on net asset value ("NAV"), the difference will reduce NAV per share. If a Fund's total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Funds during the fiscal year ended December 31, 2013, are reflected in the accompanying financial statements.

The distributions made by the Funds during the six months ended June 30, 2014, are provisionally classified as being "From and in excess of net investment income," and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating "Undistributed (Over-distribution of) net investment income" as of June 30, 2014, the distribution amounts provisionally classified as "From and in excess of net investment income" were treated as being entirely from net investment income. Consequently, the financial statements as of June 30, 2014, reflect an over-distribution of net investment income.

Due from Broker

Global Income Opportunities (JGG) has an outstanding trade receivable in the amount of $605,066 from an affiliated entity of Lehman Brothers Holdings, Inc., ("Lehman") which filed for Chapter 11 bankruptcy protection. The trade receivable is recognized as a component of "Due from broker"

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

on the Statement of Assets and Liabilities. The Fund's Adviser has agreed that to the extent that this asset is not ultimately recovered by the Fund, the Adviser or another party shall reimburse the Fund for this asset. The Fund's custodian has also agreed to waive any overdraft charges resulting from this receivable. As the receivable is an offset of the payable noted on the Fund's accounting records and recognized as "Payable from custodian bank" on the Statement of Assets and Liabilities, there has been no effect on the Fund's NAV.

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

As of June 30, 2014, the Funds were invested in repurchase agreements, forward foreign currency exchange contracts and swap contracts that are subject to netting agreements and further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities and short-term U.S. and international government securities are provided by a pricing service approved by the Nuveen funds' Board of Directors/Trustees. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of forward foreign currency exchange contracts and swap contracts are also provided by a pricing service approved by Nuveen funds' Board of Directors/Trustees using the same methods as described above, and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds' shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds' NAV is determined, or if under the Funds' procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in

Nuveen Investments

good faith by the Nuveen funds' Board of Directors/Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Nuveen funds' Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a fund's NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Nuveen funds' Board of Directors/Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Global Income Opportunities (JGG)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
$25 Par (or similar) Retail Preferred	$3,502,383	$—	$—	$3,502,383
Corporate Bonds	—	79,457,437	—	79,457,437
$1,000 Par (or similar) Institutional Preferred	—	7,074,927	—	7,074,927
Sovereign Debt	—	81,955,151	—	81,955,151
Asset-Backed and Mortgage-Backed Securities	—	7,609,563	—	7,609,563
Short-Term Investments:
Repurchase Agreements	—	5,908,414	—	5,908,414
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts**	—	(33,977)	—	(33,977)
Interest Rate Swaps**	—	1,164,429	—	1,164,429
Futures Contracts**	131,063	—	—	131,063
Total	$3,633,446	$183,135,944	$—	$186,769,390

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

Diversified Currency Opportunities (JGT)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
$25 Par (or similar) Retail Preferred	$1,393,500	$—	$—	$1,393,500
Corporate Bonds	—	82,240,257	—	82,240,257
$1,000 Par (or similar) Institutional Preferred	—	3,421,500	—	3,421,500
Sovereign Debt	—	405,244,965	—	405,244,965
Asset-Backed and Mortgage-Backed Securities	—	29,136,018	—	29,136,018
Short-Term Investments:
U.S. Government and Agency Obligations	—	20,017,025	—	20,017,025
Repurchase Agreements	—	436,157	—	436,157
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts**	—	(3,072,493)	—	(3,072,493)
Futures Contracts**	89,522	—	—	89,522
Total	$1,483,022	$537,423,429	$—	$538,906,451

* Refer to the Fund's Portfolio of Investments for industry and country classifications, where applicable.

** Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Nuveen Investments

The Funds invest in non-U.S. securities. As of June 30, 2014, Global Income Opportuntities' (JGG) and Diversified Currency Opportunities' (JGT) investments in non-U.S. securities were as follows:

Global Income Opportuntities (JGG)	Value	% of Total Investments
Country:
Mexico	$23,522,493	12.7%
Turkey	12,024,651	6.5
South Africa	11,071,060	6.0
United Kingdom	9,605,018	5.2
South Korea	6,430,599	3.5
Brazil	5,221,574	2.8
Canada	4,550,532	2.5
Other countries	36,029,370	19.3
Total non-U.S. securities	$108,455,297	58.5%
Diversified Currency Opportunities (JGT)	Value	% of Total Investments
Country:
Brazil	$93,301,566	17.2%
Mexico	63,164,186	11.7
Canada	43,875,923	8.1
South Africa	27,639,945	5.1
Turkey	26,637,183	4.9
Malaysia	26,486,143	4.9
Italy	25,071,231	4.6
Spain	18,518,815	3.4
Indonesia	16,127,500	3.0
Portugal	14,664,371	2.7
Other countries	105,907,632	19.5
Total non-U.S. securities	$461,394,495	85.1%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts, when applicable, are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in net unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of "Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, futures contracts, options purchased, options written and swaps," respectively on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Global Income Opportunities (JGG)	Fixed Income Clearing Corporation	$5,908,414	$(5,908,414)	$—
Diversified Currency Opportunities (JGT)	Fixed Income Clearing Corporation	436,157	(436,157)	—

*  As of June 30, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund's Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Exchange Contracts

Each Fund is authorized to enter into forward foreign currency exchange contracts ("forward contract") under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the over-the-counter ("OTC") markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions for each counterparty is recognized as a component of "Unrealized appreciation and/or depreciation on forward foreign currency exchange contracts, (net)" on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts" on the Statement of Operations. When the contract is closed or offset with the same counterparty, a Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of "Net realized gain (loss) from forward foreign currency exchange contracts" on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the six months ended June 30, 2014, Global Income Opportunities (JGG) and Diversified Currency Opportunities (JGT) utilized forward foreign currency exchange contracts to reduce risk and to take active currency exposures. These contracts were used to reduce risk by hedging select foreign currency risks associated with each Fund's foreign debt investments. The Funds also actively managed currency exposures through these contracts in an attempt to benefit from the potential appreciation.

The average notional amount of forward foreign currency exchange contracts outstanding during the six months ended June 30, 2014, was as follows:

	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Average notional amount of forward foreign currency exchange contracts outstanding*	$203,095,554	$1,262,926,232

* The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Nuveen Investments

The following table presents the fair value of all forward foreign currency exchange contracts held by the Funds as of June 30, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Global Income Opportunities (JGG)
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$484,548	Unrealized depreciation on forward foreign currency exchange contracts, net	$(452,717)
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(143,828)	Unrealized depreciation on forward foreign currency exchange contracts, net	78,020
Total			$340,720		$(374,697)
Diversified Currency Opportunities (JGT)
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$3,191,136	Unrealized depreciation on forward foreign currency exchange contracts, net	$(6,704,869)
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(1,342,305)	Unrealized depreciation on forward foreign currency exchange contracts, net	1,783,545
Total			$1,848,831		$(4,921,324)

The following table presents the forward foreign currency contracts, which are subject to netting agreements, and the collateral delivered related to those forward foreign currency exchange contracts as of June 30, 2014.

Fund	Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Exchange Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Exchange Contracts*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Global Income Opportunites (JGG)
	Barclays	$—	$(8,613)	$—	$(8,613)	$—	$(8,613)
	BNP Paribas	6,339	—	—	6,339	—	6,339
	Citibank N.A.	113,984	(11,388)	(11,388)	102,596	—	102,596
	Credit Suisse	117,968	(11,708)	(11,708)	106,260	(106,260)	—
	Goldman Sachs	148,397	(112,369)	(112,369)	36,028	—	36,028
	JPMorgan	77,929	(264,025)	77,929	(186,096)	—	(186,096)
	Morgan Stanley	91	(180,079)	91	(179,988)	—	(179,988)
	Nomura International	97,860	(8,363)	(8,363)	89,497	—	89,497
Total		$562,568	$(596,545)	$(65,808)	$(33,977)	$(106,260)	$(140,237)
Diversified Currency Opportunities (JGT)
	Barclays	$727,815	$(1,055,512)	$727,815	$(327,697)	$327,697	$—
	BNP Paribas	63,248	(51,076)	(51,076)	12,172	(12,172)	—
	Citibank N.A.	1,135,241	(744,073)	(744,073)	391,168	—	391,168
	Credit Suisse	1,679,798	(547,156)	(547,156)	1,132,642	(1,121,171)	11,471
	Deutsche Bank AG	312,849	—	—	312,849	(312,849)	—
	Goldman Sachs	193,651	(411,318)	193,651	(217,667)	217,667	—
	JPMorgan	457,278	(1,117,916)	457,278	(660,638)	660,638	—
	Morgan Stanley	205,073	(1,229,774)	205,073	(1,024,701)	1,024,701	—
	Nomura International	81,484	(617,796)	81,484	(536,312)	440,000	(96,312)
	Standard Chartered Bank	—	(1,492,258)	—	(1,492,258)	1,492,258	—
	UBS	118,244	(780,295)	118,244	(662,051)	400,000	(262,051)
Total		$4,974,681	$(8,047,174)	$441,240	$(3,072,493)	$3,116,769	$44,276

* Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward contracts on the Statement of Operations during the six months ended June 30, 2014, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Global Income Opportunities (JGG)	Foreign currency exchange rate	Forward contracts	$1,310,926	$262,096
Diversified Currency Opportunities (JGT)	Foreign currency exchange rate	Forward contracts	15,449,334	(713,802)

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as "initial margin," into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Cash collateral at brokers" on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days "mark-to-market" of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund's account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund's account with an amount equal to depreciation. These daily cash settlements are also known as "variation margin." Variation margin is recognized as a receivable and/or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the six months ended June 30, 2014, Global Income Opportunities (JGG) and Diversified Currency Opportunities (JGT) sold U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. The Funds also purchased selected foreign bond futures to actively manage exposure to those markets.

The average notional amount of futures contracts outstanding during the six months ended June 30, 2014, was as follows:

	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Average notional amount of futures contracts outstanding*	$64,541,508	$243,954,656

* The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal year and at the end of each quarter within the current fiscal year.

The following table presents the fair value of all futures contracts held by the Funds as of June 30, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Global Income Opportunities (JGG)
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$127,699	Payable for variation margin on futures contracts*	$48,551
Interest rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	(45,187)
Total			$127,699		$3,364
Diversified Currency Opportunities (JGT)
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$156,402	Payable for variation margin on futures contracts*	$90,923
Interest rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	(157,803)
Total			$156,402		$(66,880)

* Value represents unrealized appreciation (depreciation) of futures contracts as reported on the Fund's Portfolio of Investments and not cash collateral at brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

Nuveen Investments

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the six months ended June 30, 2014, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Global Income Opportunities (JGG)	Interest rate	Futures contracts	$49,519	$(17,682)
Diversified Currency Opportunities (JGT)	Interest rate	Futures contracts	(490,421)	(885,315)

Swap Contracts

Each Fund is authorized to enter into swap contracts consistent with its investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Interest Rate Swaps Contracts

Each Fund may use interest rate swap and forward interest rate swap contracts ("interest rate swap contracts") for purposes of risk reduction or expressing market views. An example of risk reduction would be to synthetically convert certain Fund positions in fixed-rate securities effectively into adjustable rate instruments and thereby shorten the average interest rate reset time and duration of each Fund's portfolio of investments. An example of expressing a market view would be to enter into swap contracts of different tenors that offset one another in whole or in part (in one case paying the fixed leg, in the other case receiving the fixed leg), in order to benefit if certain changes occur in the slope of the yield curve. Interest rate swap contracts involve each Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Interest rate swap contracts are valued daily. Upon entering into an interest rate swap (and beginning on the effective date for a forward interest rate swap), each Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. Payments received or made at the beginning of the measurement period, if any, are recognized as "Interest rate swaps premiums paid and/or received" on the Statement of Assets and Liabilities. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of swaps." Income received or paid by a Fund is recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of interest rate swap contracts. Payments made or received upon entering into the swap agreement are to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) and are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the six months ended June 30, 2014, Global Income Opportunities (JGG) continued to use interest rate swaps as part of an overall portfolio construction strategy to manage duration and overall portfolio yield curve exposure, as well as to hedge against potential increases in the Fund's cost of leverage.

The average notional amount of interest rate swap contracts outstanding during the six months ended June 30, 2014, was as follows:

Global Income Opportunities (JGG)
Average notional amount of interest rate swap contracts outstanding*	$60,938,000

* The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Credit Default Swaps

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer's default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of "Credit default swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss.

Changes in the value of a credit default swap during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of swaps," and realized gains and losses are recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations. Investments in swaps cleared through an exchange obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days "mark-to-market" of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund's account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit a Fund's account with an amount equal to depreciation. These daily cash settlements are also known as "variation margin." Variation margin is recognized as a receivable and/or payable for "Variation margin on credit default swaps" on the Statement of Assets and Liabilities. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the six months ended June 30, 2014, Global Income Opportunities (JGG) used credit default swaps as a way to take on credit risk and earn a commensurate credit spread.

The average notional amount of credit default swap contracts outstanding during the six months ended June 30, 2014, was as follows:

Global Income Opportunities (JGG)
Average notional amount of credit default swap contracts outstanding*	$1,333,333

* The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all swap contracts held by the Funds as of June 30, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Global Income Opportunities (JGG)
Interest rate	Swaps	Unrealized appreciation on interest rate swaps	$1,164,429	—	$—

The following table presents the swap contacts subject to netting agreements and the collateral delivered related to those swap contracts as of June 30, 2014.

	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Global Income Opportunities (JGG)
	JPMorgan	$836,935	$—	$—	$836,935	$(585,156)	$251,779
	Morgan Stanley	327,494	—	—	327,494	(327,494)	—
Total		$1,164,429	$—	$—	$1,164,429	$(912,650)	$251,779

*** Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.

Nuveen Investments

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the six months ended June 30, 2014, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Global Income Opportunities (JGG)
	Credit	Swaps	$281,179	$(1,938,300)
	Interest Rate	Swaps	(147,671)	(31,957)
Total			$133,508	$(1,970,257)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Global Income Opportunities (JGG)		Diversified Currency Opportunities (JGT)
	Six Months Ended 6/30/14	Year Ended 12/31/13	Six Months Ended 6/30/14	Year Ended 12/31/13
Shares repurchased and retired	(209,500)	(69,600)	(1,230,000)	(1,962,431)
Weighted average:
Price per share repurchased and retired	$12.56	$11.56	$11.08	$10.84
Discount per share repurchased and retired	9.61%	13.94%	11.10%	15.39%

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the six months ended June 30, 2014, were as follows:

	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Purchases	$60,518,514	$106,113,961
Sales and maturities	60,796,526	114,472,521

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the amortization of premium, recognition of unrealized gain or loss for tax (mark-to-market) for certain foreign currency contracts, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of June 30, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Cost of investments	$191,377,941	$559,371,983
Gross unrealized:
Appreciation	$3,778,347	$7,290,753
Depreciation	(9,648,413)	(24,773,314)
Net unrealized appreciation (depreciation) of investments	$(5,870,066)	$(17,482,561)

Permanent differences, primarily due to reorganization adjustments, net operating losses, return of capital distributions, foreign currency reclasses, distribution reclasses, nondeductible stock issuance costs and treatment of notional principal contracts, resulted in reclassifications among the Funds' components of net assets as of December 31, 2013, the Funds' last tax year end, as follows:

	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Paid-in surplus	$(9,942,604)	$(76,363,663)
Undistributed (Over-distribution of) net investment income	2,850,378	11,217,001
Accumulated net realized gain (loss)	7,092,226	65,146,662

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2013, the Funds' last tax year end, were as follows:

	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Undistributed net ordinary income	$—	$—
Undistributed net long-term capital gains	—	—

The tax character of distributions paid during the Funds' last tax year ended December 31, 2013, was designated for purposes of the dividends paid deduction as follows:

	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Distributions from net ordinary income[1]	$—	$—
Distributions from net long-term capital gains	770,358	1,486,107
Return of capital	9,942,604	48,832,158

1  Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

The Funds have elected to defer late-year losses, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Funds have elected to defer losses as follows:

	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Post-October capital losses[2]	$—	$3,795,322
Late-year ordinary losses[3]	956,385	14,378,080

2  Capital losses incurred from November 1, 2013 through December 31, 2013, the Funds' last tax year end.

3  Specified losses incurred from November 1, 2013 through December 31, 2013.

Nuveen Investments

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund's shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2014, the complex-level fee rate for each of these Funds was .1653%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements

Global Income Opportunities (JGG) has entered into a $67 million (maximum commitment amount) senior committed secured 364-day revolving line of credit ("Borrowings"), renewable annually, with its custodian bank. As of June 30, 2014, the outstanding balance on these Borrowings was $56 million. During the six months ended June 30, 2014, the average daily balance outstanding and annual interest rate on these Borrowings were $56 million and .89%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund's portfolio of investments.

Interest is charged on these Borrowings at a rate per annum equal to the overnight LIBOR (London Inter-bank Offered Rate) rate plus .80%. In addition to interest expense, the Fund accrues a .05% per annum arrangement fee and a .10% per annum facility fee based on the unused portion of the maximum commitment amount of the Borrowings through the renewal date.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense and commitment fees are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

9. New Accounting Pronouncement

Financial Accounting Standards Board ("FASB") Financial Services – Investment Companies (Topic 946):

Amendments to the Scope, Measurement, and Disclosure Requirements

During 2013, the FASB issued Accounting Standards Update ("ASU") 2013-08, "Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements," which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. ASU 2013-08 is effective for fiscal years beginning on or after December 15, 2013. Management has evaluated the implications of ASU 2013-08 and determined that each Fund's current disclosures already followed this guidance and therefore it does not have an impact on the Fund's financial statements or footnote disclosures.

10. Subsequent Events

Proposed Reorganization and Restructuring

On August 7, 2014, the Funds' Board of Trustees approved a proposal to restructure the Funds. Key elements, if approved at annual shareholder meetings scheduled for October 31, 2014, are:

•  Reorganize Global Income Opportunities (JGG) and Diversified Currency Opportunities (JGT) (each a "Target Fund" and collectively the "Target Funds" into a single fund (the "Acquiring Fund") with a new investment mandate. The combined fund would be called the Nuveen Global High Income Fund (JGH).

•  The Acquiring Fund would continue to be managed by the Sub-Adviser and would employ the Sub-Adviser's global high income investment strategy, which seeks to identify securities from around the world as well as across the capital structure and credit spectrum that offer attractive income and long-term performance potential.

•  The Acquiring Fund will conduct a tender offer to purchase up to 25% of its outstanding common shares for cash at a price per share equal to 98% of the NAV as of the purchase date. Subject to the exercise by the Board of Trustees of their fiduciary duties in the event of a material change in circumstances, the tender offer's commencement date will be announced within one month after the completion of the Funds' reorganization, and participating shareholders will receive payment for tendered shares within three months after the completion of the reorganization.

The proposed restructuring seeks to increase demand for the Acquiring Fund's common shares and may narrow its trading discount relative to Global Income Opportunities (JGG) and Diversified Currency Opportunities (JGT) by implementing a more understandable investment mandate within a well-established market segment that offers enhanced income potential. Additionally, the combined Acquiring Fund could be expected to enjoy increased economies of scale relative to Global Income Opportunities (JGG) and Diversified Currency Opportunities (JGT) and consequently could generate on-going fee and expense savings for shareholders.

The proposed restructuring is subject to certain conditions, including necessary approvals by each Target Fund's shareholders. Detailed information on the proposed restructuring, including a description of the proposed investment strategy and risks of the new combined Acquiring Fund, will be contained in proxy materials to be mailed to shareholders in connection with each Target Fund's annual meeting. Subject to market conditions, the restructuring is expected to be completed shortly after receipt of the necessary shareholder approvals.

Upon the closing of the reorganization, each Target Fund transfers its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. Each Target Fund is then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of each Target Fund will become shareholders of the Acquiring Fund. Holders of each Target Fund's shares receive newly issued shares of the Acquiring Fund, the aggregate NAV of which equal the aggregate NAV of the shares of the Target Fund held immediately prior to the restructuring (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Fractional shares are sold on the open market and shareholders receive cash in lieu of such fractional shares.

Agreement and Plan of Merger

As previously described in Note 1 – General Information and Significant Accounting Policies, Agreement and Plan of Merger, the new investment management agreements and sub-advisory agreements will be presented to the Funds' shareholders for approval (along with Fund reorganizations described above in Proposed Reorganization and Restructuring), and if approved, will take effect upon the consummation of Nuveen's transaction with TIAA-CREF or such later time as shareholder approval is obtained. Shareholder meetings for each Fund will be held at 2:00 p.m., Central time, on Friday, October 31, 2014, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Investments

Additional

Fund Information

Board of Trustees

William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

	JGG	JGT
Shares repurchased	209,500	1,230,000

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments

Glossary of Terms

Used in this Report

■  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■  Barclays Emerging Market Index: An unmanaged index that tracks total returns for external-currency-denominated debt instruments of the emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges.

■  Barclays Global Aggregate Bond Index: An index that provides a broad-based measure of the global investment-grade fixed income markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges.

■  Barclays U.S. Corporate High Yield Index: An index that covers the universe of fixed-rate, non-investment-grade corporate debt of issuers in non-emerging market countries. Eurobonds and debt issues from countries designated as emerging markets are excluded. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Barclays U.S. Corporate Investment Grade Index: A broad-based benchmark that measures the investment grade, fixed-rate, taxable corporate bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges.

■  Blended Index (Comparative Index): A 50% blend of the 1) Citigroup Non-US World Government Bond 1-3 Year Index: an index of fixed rate government bonds with a maturity of one year or longer and amounts outstanding of at least U.S. $25 million and 2) JPMorgan Emerging Local Markets Index Plus: an index that tracks total returns for local-currency-denominated money market instruments. It consists of foreign exchange forward contracts laddered with maturities ranging from one to three months. Country weights are based on a trade-weighted allocation, with maximum weight of 10% for countries with convertible currencies and 2% for countries with non-convertible currencies. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Dow Jones Industrial Average: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond fund's value to changes when market interest rates change. Generally, the longer a bond's or fund's duration, the more the price of the bond or fund will change as interest rates change.

■  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■  Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■  Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■  Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Annual Investment

Management Agreement Approval Process (Unaudited)

I.  The Approval Process

The Board of Trustees of each Fund (each, a "Board" and each Trustee, a "Board Member"), including the Board Members who are not parties to the Funds' advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund's advisory agreement (each, an "Original Investment Management Agreement") between the Fund and Nuveen Fund Advisors, LLC (the "Adviser") and sub-advisory agreement (each, an "Original Sub-Advisory Agreement" and, together with the Original Investment Management Agreement, the "Original Advisory Agreements") between the Adviser and Nuveen Asset Management, LLC (the "Sub-Adviser"). Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. ("Nuveen") by TIAA-CREF (the "Transaction"). For purposes of this section, references to "Nuveen" herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the "Board" refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the "April Meeting"), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a "New Investment Management Agreement") between the Fund and the Adviser and a new sub-advisory agreement (each, a "New Sub-Advisory Agreement" and, together with the New Investment Management Agreement, the "New Advisory Agreements") between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the "February Meeting"), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen's capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds' fees and expenses, including the funds' complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the

Nuveen Investments

context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the "Fund Advisers" and each, a "Fund Adviser") and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers' employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds' investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund's performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser's profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund's expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year,

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board's understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain equity and fixed income teams of the Sub-Adviser in September 2013 and met with the Sub-Adviser's municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead

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based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.  Nature, Extent and Quality of Services

1.  The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser's services, including portfolio management services (and the resulting fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser's responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser's organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the closed-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund's daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund's tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund's various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund's investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters). With respect to closed-end funds, the Adviser also monitors asset coverage levels on leveraged funds, manages leverage, negotiates the terms of leverage, evaluates alternative forms and types of leverage, promotes an orderly secondary market for common shares and maintains an asset maintenance system for compliance with certain rating agency criteria.

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser's continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser's significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the closed-end funds, including the continued investment of considerable resources and personnel dedicated to managing and overseeing the various forms of leverage utilized by certain funds. The Board recognized the results of these efforts included the development of less expensive forms of leverage, expansion of leverage providers, the negotiation of more favorable terms for existing leverage, the enhanced ability to respond to market and regulatory developments and the enhancements to technology systems to manage and track the various forms of leverage. The Board also noted Nuveen's continued capital management services, including executing share repurchase programs, its implementation of data systems that permit more targeted solicitation strategies for fund mergers and more targeted marketing and promotional efforts and its continued focus and efforts to address the discounts of various funds. The Board further noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive communication program designed to further educate the investor and analyst about closed-end funds. Nuveen's support services included, among other things, maintaining and enhancing a closed-end fund website, creating marketing campaigns and educational materials, communicating with financial advisers, sponsoring and participating in conferences, providing educational seminars and programs and evaluating the results of these marketing efforts.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board's review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser's investment team and changes thereto, organization and history, assets under management, the investment team's philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser's organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Nuveen funds' compliance policies and procedures; the

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resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen's supervision of the Funds' service providers. The Board recognized Nuveen's commitment to compliance and strong commitment to a culture of compliance. Given the Adviser's emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under the respective Original Advisory Agreement were satisfactory.

2.  The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned "cost cutting" measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen's proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen's ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF's distribution network, particularly through TIAA-CREF's retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF's retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B.  The Investment Performance of the Funds and Fund Advisers

1.  The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund's performance and the applicable investment team. In considering each Fund's performance, the Board recognized that a fund's performance can be reviewed through various measures including the fund's absolute return, the fund's return compared to the performance of other peer funds and the fund's performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. With respect to closed-end funds, the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•  The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•  Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

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•  The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder's investment period.

•  The usefulness of comparative performance data as a frame of reference to measure a fund's performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. Each of the Funds was classified with a less relevant Performance Peer Group. Therefore, the Board considered each Fund's performance compared to its benchmark to help assess the Fund's comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund's performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund's performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.i While the Board is cognizant of the relative performance of a fund's peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund's investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilize leverage, the Board understands that leverage during different periods can provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund's fee structure.

As indicated above, the Funds had Performance Peer Groups classified as less relevant and the Board considered each Fund's performance compared to its respective benchmark. In considering the performance data, the Independent Board Members noted that the performance of Nuveen Diversified Currency Opportunities Fund (the "Diversified Currency Fund") was satisfactory compared to the performance of its benchmark. In this regard, the Board noted that although the Diversified Currency Fund underperformed its benchmark in the one-year period, it provided generally comparable performance to the performance of its benchmark over the three- and five-year periods. Such Fund also outperformed its benchmark in the first quarter of 2014. In reviewing performance of this Fund, the Board recognized that several changes to such Fund's investment mandate were made in 2012, and the Board would continue to monitor this Fund closely.

In addition, the Board noted that Nuveen Global Income Opportunities Fund (the "Global Income Fund") underperformed its benchmark over the one-, three- and five-year periods. The Board considered that a primary contributor to such Fund's underperformance in 2013 was a result of foreign currency exposures. In reviewing performance, the Board recognized that this Fund was repurposed in 2012, limiting the usefulness of the historic performance prior to such time. The Board observed that such Fund's performance was stronger in the fourth quarter in 2013 and that it outperformed its benchmark in the first quarter of

i  The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund's performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

2014. The Board noted the Adviser's continued evaluation of such Fund's investment strategy, and that the Board would continue to monitor the performance of this Fund.

Based on their review, the Independent Board Members determined that each Fund's investment performance had been satisfactory.

2.  The New Advisory Agreements

With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction (subject to changes unrelated to the Transaction that are approved by the Board and/or shareholders). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C.  Fees, Expenses and Profitability

1.  Fees and Expenses

The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the "Peer Universe") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Diversified Currency Fund had a net management fee and a net expense ratio (including fee waivers and expense reimbursements) that were below its peer averages. In addition, the Independent Board Members observed that the Global Income Fund had a net management fee and a net expense ratio that were higher than its peer averages and the factors that contributed to such Fund's higher relative expense ratio (generally due to costs from restructuring such Fund in 2012 and from increasing the leverage of such Fund as well as differences with the peer group that limited some of the usefulness of the comparative data).

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

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2.  Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, collective trust funds and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3.  Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen's consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser's continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

personnel and other resources. The Independent Board Members recognized the Adviser's continued commitment to its business should enhance the Adviser's capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser's particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser's adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser's level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers' revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4.  The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction not to increase contractual management fee rates for any Nuveen fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen's profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser's level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

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D.  Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1.  The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that, although closed-end funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds' investment portfolios.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2.  The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF's retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E.  Indirect Benefits

1.  The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, with respect to closed-end funds, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund's portfolio transactions

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund's portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser's profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2.  The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F.  Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•  Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction not to increase contractual management fee rates for any fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•  The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•  The reputation, financial strength and resources of TIAA-CREF.

•  The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen's business to the benefit of the Nuveen funds.

•  The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF's distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF's expertise and investment capabilities in additional asset classes.

Nuveen Investments

G.  Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II.  Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each fund an interim advisory agreement (the "Interim Investment Management Agreement") between the respective Fund and the Adviser and an interim sub-advisory agreement (the "Interim Sub-Advisory Agreement") between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

III.  Additional Developments

At a meeting held on August 7, 2014, the Board approved, and recommended that shareholders approve, the merger of each Fund with and into a wholly-owned subsidiary of Nuveen Global High Income Fund (the "Acquiring Fund"), a newly organized Massachusetts business trust (each, a "Merger" and together, the "Mergers"). In addition, in connection with a standstill agreement entered into by the Funds with certain shareholders, the Board has authorized the Acquiring Fund to conduct a tender offer following the completion of the Mergers.

Nuveen Investments

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $231 billion as of June 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

ESA-G-0614D 2843-INV-B08/15

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	TOTAL NUMBER OF	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	SHARES (OR	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	UNITS)	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
Period*	PURCHASED	UNIT)	PROGRAMS	PROGRAMS

JANUARY 1-31, 2014	57,600	$10.11	57,600	4,259,400

FEBRUARY 1-28, 2014	18,000	$10.00	18,000	4,241,400

MARCH 1-31, 2014	5,000	$10.24	5,000	4,236,400

APRIL 1-30, 2014	8,800	$10.50	8,800	4,227,600

MAY 1-31, 2014	532,400	$11.22	532,400	3,695,200

JUNE 1-30, 2014	608,200	$11.11	608,200	3,087,000

TOTAL	1,230,000

* The registrant’s repurchase program, for the repurchase of 4,635,000 shares on November 20, 2013. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Diversified Currency Opportunities Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
(Vice President and Secretary)

Date: September 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 4, 2014

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 4, 2014